     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 28, 2008
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 125                                            [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 126                                                           [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

[x]   Immediately upon filing pursuant to Rule 485(b), or

[]   on [date] pursuant to Rule 485(b)

[]   60 days after filing pursuant to Rule 485(a)(1), or

[]   on [date], pursuant to Rule 485(a)(1)

[]   75 days after filing pursuant to Rule 485(a)(2), or

[]   on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: The Amendment relates solely to the Class C shares of Wells Fargo Advantage Colorado Tax-Free Fund, a series of Wells Fargo Funds Trust (the "Trust"). The Amendment does not supersede or amend any disclosure in the Trust's Registration Statement relating to any other classes or series of the Trust.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


                                 APRIL 1, 2008


                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  MUNICIPAL INCOME FUNDS

California Limited-Term Tax-Free Fund
(Class A and Class C only)

California Tax-Free Fund

Colorado Tax-Free Fund


Intermediate Tax-Free Fund

(Class A and Class C only)

Minnesota Tax-Free Fund

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Short-Term Municipal Bond Fund

(Class A and Class C only)

Ultra Short-Term Municipal Income Fund
(Class C only)


Wisconsin Tax-Free Fund

(Class A and Class C only)


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                 WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND

                                    Class C

    Supplement dated April 28, 2008, to the Prospectus dated April 1, 2008, as previously supplemented April 11, 2008, and April 8, 2008

Colorado Tax-Free Fund

Effective immediately, the Annual Fund Operating Expenses table found on page 16 in the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)      Class A Class B Class C
---------------------------------------------      ------- ------- -------
Management Fees/2/                                  0.40%   0.40%   0.40%
Distribution (12b-1) Fees                           0.00%   0.75%   0.75%
Other Expenses/3/                                   0.68%   0.68%   0.68%
Acquired Fund Fees and Expenses/4/                  0.01%   0.01%   0.01%
Total Annual Fund Operating Expenses/5/             1.09%   1.84%   1.84%
Fee Waivers                                         0.23%   0.23%   0.23%
Net Expenses/6,7/                                   0.86%   1.61%   1.61%
--------
/1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

/2/ The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

/3/  Includes expenses payable to affiliates of Wells Fargo & Company.

/4/ Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.

/5/ The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.

/6/ The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

/7/ The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B and Class C shares. After this date, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

          WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND
                WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND
                 WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND
               WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND
                 WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND
                   WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND
           WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND
                 WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND
             WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND
                 WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

                                    Class A

    Supplement dated April 11, 2008, to the Prospectus dated April 1, 2008, as previously supplemented April 8, 2008.

Municipal Bond Fund

Effective immediately, the first footnote the Annual Fund Operating Expenses table found on page 31 in the Prospectus is deleted and replaced with the following:

  /1/ Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Intermediate Tax-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
National Limited-Term Tax-Free Fund
National Tax-Free Fund
Short-Term Municipal Bond Fund
Wisconsin Tax-Free Fund

The tables found in the section "Class A Shares Sales Charge Schedules" on page 66 of the Prospectus are deleted and replaced with the following:

Class A Shares Sales Charge Schedule for all Funds (except for the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund)

                       Front-end Sales Charge as % Front-end Sales Charge as %
                                of Public                 of Net Amount
Amount of Purchase           Offering Price                 Invested
------------------     --------------------------- ---------------------------
Less than $50,000                 4.50%                       4.71%
$50,000 to $99,999                4.00%                       4.17%
$100,000 to $249,999              3.50%                       3.63%
$250,000 to $499,999              2.50%                       2.56%
$500,000 to $999,999              2.00%                       2.04%
$1,000,000 and over/1/            0.00%                       0.00%
--------
/1/ We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

Class A Shares Sales Charge Schedule for the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund

                       Front-end Sales Charge as % Front-end Sales Charge as %
                                of Public                 of Net Amount
Amount of Purchase           Offering Price                 Invested
------------------     --------------------------- ---------------------------
Less than $50,000                 3.00%                       3.09%
$50,000 to $99,999                2.50%                       2.56%
$100,000 to $249,999              2.00%                       2.04%
$250,000 to $499,999              1.50%                       1.52%
$500,000 to $999,999              1.00%                       1.01%
$1,000,000 and over/1/            0.00%                       0.00%
--------
/1/ We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of the original purchase.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

             Wells Fargo Advantage Income Funds - Classes A, B, C
                             High Yield Bond Fund
                      Intermediate Government Income Fund
                        Ultra-Short Duration Bond Fund

           Wells Fargo Advantage Income Funds - Institutional Class
                              Corporate Bond Fund

              Wells Fargo Advantage Income Funds - Investor Class
                              Corporate Bond Fund

       Wells Fargo Advantage International Stock Funds - Investor Class
                                 Overseas Fund

         Wells Fargo Advantage Large Cap Stock Funds - Classes A, B, C
                            Endeavor Large Cap Fund
                               Equity Index Fund
                            Large Company Core Fund
                                  Value Fund

        Wells Fargo Advantage Municipal Income Funds - Classes A, B, C
                      National Limited-Term Tax-Free Fund
                            National Tax-Free Fund

      Wells Fargo Advantage Municipal Income Funds - Administrator Class
                      National Limited-Term Tax-Free Fund
                            National Tax-Free Fund

    Supplement dated April 8, 2008, to the above Wells Fargo Advantage Fund prospectuses dated April 1, 2008, as previously supplemented, as the case may
                                      be.

At its November 7, 2007, regular quarterly meeting, the Wells Fargo Funds Trust Board of Trustees ("Board") unanimously approved a set of initiatives designed to streamline the Wells Fargo Advantage Funds(R) and standardize share classes across the fund family. These initiatives include certain fund reorganizations. The Board believes these initiatives are in the best interest of shareholders.

Additional information on the fund reorganizations follows.

Reorganizations and Meeting of Shareholders

Corporate Bond Fund
High Yield Bond Fund
Intermediate Government Income Fund
National Limited-Term Tax-Free Fund
National Tax-Free Fund
Overseas Fund
Value Fund

The Board unanimously approved the reorganization (each a "Reorganization", collectively the "Reorganizations") of specified Funds ("Target Funds") into certain existing Wells Fargo Advantage Funds ("Acquiring Funds"), as shown in the table below.

Target Fund                            Acquiring Fund
-------------------------------------  -------------------------------------
Corporate Bond Fund                    Income Plus Fund
High Yield Bond Fund                   High Income Fund
Intermediate Government Income Fund    Government Securities Fund
National Limited-Term Tax-Free Fund    Short-Term Municipal Bond Fund
National Tax-Free Fund                 Municipal Bond Fund
Overseas Fund                          International Equity Fund
Value Fund                             C&B Large Cap Value Fund

Each Reorganization identified in the table above is subject to the satisfaction of certain conditions, including approval by the respective Target Fund shareholders. A special meeting of the shareholders of such Target Funds is expected to be held in the second quarter of 2008 for the purpose of enabling shareholders to vote on whether to approve their respective Reorganization(s).

If shareholders of these Target Funds approve their respective Reorganization(s), the Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund in an amount equal to the then current value of the Target Fund shares. Upon completion of each Reorganization, the Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations and dissolve. Each Reorganization is structured as a tax-free transaction and it is anticipated that no gain or loss for federal income tax purposes would be recognized by shareholders as a result of these Reorganizations. Shareholders should consult with their own tax advisors regarding the application of tax laws and this transaction to their particular situations. Additionally, Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with the Reorganizations.

Prior to each such Reorganization, Target Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund's prospectus. Each of these proposed Reorganizations, if approved by shareholders, is expected to occur by the end of the third quarter of 2008.

No shareholder action is necessary at this time. Additional information, including a detailed description of each Reorganization identified in the table above and the Board's reasons for approving it will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders of each such Target Fund by the second quarter of 2008. The Proxy Statement/Prospectus will also confirm the date, time and location of the special shareholder meeting.

Reorganizations Not Requiring Shareholder Approval

Endeavor Large Cap Fund
Equity Index Fund
Large Company Core Fund
Ultra-Short Duration Bond Fund

The Board unanimously approved the Reorganization of the Target Funds identified above into certain existing Acquiring Funds, as shown in the table below. Shareholder approval of these Reorganizations is not required under applicable SEC rules and will not be sought.

Target Fund                            Acquiring Fund
-------------------------------------  -------------------------------------
Endeavor Large Cap Fund                Capital Growth Fund
Equity Index Fund                      Index Fund
Large Company Core Fund                Growth and Income Fund
Ultra-Short Duration Bond Fund         Ultra Short-Term Income Fund

In its approval of each Reorganization not requiring shareholder approval, the Board considered many factors, including that each Target Fund and its corresponding Acquiring Fund have the same investment adviser and sub-adviser, substantially the same investment objectives and strategies and the same or similar net operating expenses.

The Board also considered that shareholders would not bear any expenses associated with, or recognize gain or loss for federal income tax purposes as a result of these Reorganizations.

Each of these Reorganizations will be effected through a transaction structure substantially identical to the transaction structure of the Reorganizations described above under "Reorganizations and Meeting of Shareholders."

Prior to these Reorganizations, shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in each Target Fund's prospectus. The Reorganizations not requiring shareholder approval are expected to occur by the end of the third quarter of 2008. Upon completion of each such Reorganization, each Target Fund will liquidate by distributing the Acquiring Fund shares to the Target Fund shareholders, so that Target Fund shareholders would receive shares of a specified class of the Acquiring Fund with a total value equal to the then current value of their Target Fund shares, cease operations, and dissolve. A prospectus for the relevant Acquiring Fund will be provided to shareholders of the corresponding Target Fund shortly after completion of the respective Reorganization.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES


Key Fund Information             3
California Limited-Term          4
  Tax-Free Fund
California Tax-Free Fund         8
Colorado Tax-Free Fund          13
Intermediate Tax-Free Fund      18
Minnesota Tax-Free Fund         23
Municipal Bond Fund             28
National Limited-Term           33
  Tax-Free Fund
National Tax-Free Fund          38
Short-Term Municipal Bond       43
  Fund
Ultra Short-Term Municipal      48
  Income Fund
Wisconsin Tax-Free Fund         53
Description of Principal        57
  Investment Risks
Portfolio Holdings              61
  Information


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management     62
  of the Funds
About Wells Fargo Funds Trust   62
The Investment Adviser          62
The Sub-Adviser and             62
  Portfolio Managers
Dormant Multi-Manager           64
  Arrangement


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes      65
Reductions and Waivers of      70
  Sales Charges
Compensation to Dealers and    74
  Shareholder
   Servicing Agents
Pricing Fund Shares            75
How to Open an Account         76
How to Buy Shares              77
How to Sell Shares             79
How to Exchange Shares         82
Account Policies               84


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                   86
Taxes                           87
Financial Highlights            88
For More Information    Back Cover


Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy for each of the Funds in this Prospectus concerning "80% of the Fund's net assets" may not be changed without approval by a majority of Fund shareholders.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

                                                          KEY FUND INFORMATION 3

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Stephen Galiani

FUND INCEPTION:
11/18/1992
CLASS A
Ticker: SFCIX
CLASS C
Ticker: SFCCX

INVESTMENT OBJECTIVE
The California Limited-Term Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o California Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                      Calendar Year Total Returns for Class A/1/
                                 as of 12/31 each year
1998       1999       2000       2001       2002       2003       2004       2005       2006       2007
5.46%      0.04%      6.80%      4.20%      6.07%      2.34%      2.51%      1.37%      3.22%      3.04%


            BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       3.05%
  Worst Quarter:      Q2    1999       -1.57%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                       1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                -0.01%         1.87%         3.17%
  Returns After Taxes on              -0.02%         1.82%         3.10%
  Distributions/2/
  Returns After Taxes on               1.22%         1.98%         3.14%
Distributions and Sale of
  Fund Shares/2/
 CLASS C/1/ Returns Before             1.28%         1.75%         2.66%
  Taxes
 LEHMAN BROTHERS 3-YEAR                5.00%         2.67%         3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on November 18, 1992.
  Class C shares incepted on August 30, 2002. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 6 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A          CLASS C
  Maximum sales charge              3.00%             None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.69%          0.69%
  TOTAL ANNUAL FUND                1.09%          1.84%
  OPERATING EXPENSES
  Fee Waivers                       0.24%          0.24%
  NET EXPENSES/4/                  0.85%          1.60%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund.

4 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s) shown. After this date, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $384            $263
   3 Years           $613            $555
   5 Years           $860            $973
  10 Years         $1,568          $2,139
 If you do NOT sell your shares at the end of
the period:
   1 Year            $384            $163
   3 Years           $613            $555
   5 Years           $860            $973
  10 Years         $1,568          $2,139

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 7

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Stephen Galiani

FUND INCEPTION:
10/06/1988
CLASS A
Ticker: SCTAX
CLASS B
Ticker: SGCBX
CLASS C
Ticker: SCTCX

INVESTMENT OBJECTIVE
The California Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 8 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o California Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      CALIFORNIA TAX-FREE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class A/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.81%   -3.65%   13.70%   4.20%   7.54%   4.53%   4.85%   4.58%   4.90%   1.97%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       4.89%
  Worst Quarter:      Q2    1999      -2.50%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.61%       3.21%          4.38%
  Returns After Taxes on             -2.65%       3.09%          4.27%
  Distributions/2/
  Returns After Taxes on             -0.17%       3.34%          4.37%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.64%       2.98%          4.07%
  Taxes
 CLASS C/1/ Returns Before            0.18%       3.32%          4.06%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on October 6, 1988. Class
  B shares incepted on December 15, 1997. Class C shares incepted on July 1,
  1993.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 10 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.63%         0.63%         0.63%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.04%         1.79%         1.79%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.23%         0.23%         0.23%
  NET EXPENSES/5,6,7/             0.81%         1.56%         1.56%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.80% for Class A shares, and 1.55% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

                                                     CALIFORNIA TAX-FREE FUND 11

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $529           $659           $259
   3 Years          $744           $841           $541
   5 Years          $977         $1,148           $948
  10 Years        $1,644         $1,792         $2,086
 If you do NOT sell your shares at the end of the period:
   1 Year           $529           $159           $159
   3 Years          $744           $541           $541
   5 Years          $977           $948           $948
  10 Years        $1,644         $1,792         $2,086

 12 CALIFORNIA TAX-FREE FUND

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani
Adrian Van Poppel

FUND INCEPTION:
6/01/1993
CLASS A
Ticker: NWCOX

CLASS B
Ticker: NWCBX
CLASS C
Ticker: WCOTX


INVESTMENT OBJECTIVE
The Colorado Tax-Free Fund seeks current income exempt from federal income tax and Colorado individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                       COLORADO TAX-FREE FUND 13

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Colorado Municipal Securities Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 14 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


            Calendar Year Total Returns for Class A/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002     2003    2004    2005    2006    2007
6.14%   -5.48%   13.74%   5.38%   10.24%   4.59%   3.77%   3.01%   4.25%   2.44%


           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       5.99%
  Worst Quarter:      Q2    1999      -2.30%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.17%       2.66%          4.22%
  Returns After Taxes on             -2.18%       2.66%          4.21%
  Distributions/2/
  Returns After Taxes on              0.00%       2.88%          4.27%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.22%       2.48%          3.92%
  Taxes
 CLASS C/1/ Returns Before            0.78%       2.84%          3.92%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on June 1, 1993. Class B shares incepted on August 2, 1993. Class C shares incepted on March 31,
  2008. Performance shown prior to the inception of the Class C shares reflects the performance of the Class B shares, adjusted to reflect Class C expenses and sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


                                                       COLORADO TAX-FREE FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS B       CLASS C
  Management Fees/2/               0.40%          0.40%         0.40%
  Distribution (12b-1) Fees        0.00%          0.75%         0.75%
  Other Expenses/3/                0.68%          0.68%         0.68%
  Acquired Fund Fees and           0.01%          0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND              1.09%/5/       1.84%/5/        1.84%
  OPERATING EXPENSES
  Fee Waivers                      0.23%          0.23%         0.23%
  NET EXPENSES/7/                0.86%/6/       1.61%/6/        1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other Fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B shares. After this date, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 16 COLORADO TAX-FREE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $534           $664           $264
   3 Years          $760           $857           $557
   5 Years        $1,003         $1,176           $976
  10 Years        $1,702         $1,854         $2,144
 If you do NOT sell your shares at the end of the period:
   1 Year           $534           $164           $164
   3 Years          $760           $557           $557
   5 Years        $1,003           $976           $976
  10 Years        $1,702         $1,854         $2,144


                                                       COLORADO TAX-FREE FUND 17

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:
7/31/2001

CLASS A
Ticker: WFTAX
CLASS C
Ticker: WFTFX

INVESTMENT OBJECTIVE
The Intermediate Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. While we reserve the right to invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax or federal AMT, we currently intend under normal conditions to avoid investing in securities that pay interest subject to federal income tax or federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 18 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   INTERMEDIATE TAX-FREE FUND 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Intermediate Tax-Free Fund was organized as the successor fund to the Strong Intermediate Municipal Bond Fund.

[GRAPHIC APPEARS HERE]


  Calendar Year Total Returns for Class A/1/
     as of 12/31 each year
2002    2003    2004    2005    2006    2007
9.90%   6.89%   4.93%   3.00%   4.63%   3.48%



      BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       3.84%
  Worst Quarter:      Q2    2004      -1.48%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       LIFE OF FUND/1/
 CLASS A/1/
  Returns Before Taxes             3.48%        4.58%              5.51%
  Returns After Taxes on           3.44%        4.38%              5.33%
  Distributions/2/
  Returns After Taxes on           3.64%        4.35%              5.21%
Distributions and Sale of
  Fund Shares/2/
 CLASS C/1/RETURNS BEFORE          3.48%        4.58%              5.51%
  TAXES
 LEHMAN BROTHERS 7-YEAR            5.06%        3.86%              4.68%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Calendar Year Total Returns in the bar chart and Average Annual Total Returns do not reflect sales charges. If they did, returns would be lower. Class A and Class C shares incepted on July 31, 2007. Performance shown reflects the performance of the Investor Class shares, which incepted on July 31, 2001, and includes expenses that are not applicable to those of Class A and Class
  C shares. Investor Class annual returns are substantially similar to what the Class A and Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent that the classes do not have the same expenses. Returns for the Classes and Index shown in the Life of Fund column are as of the Fund inception date.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 7-Year Municipal Bond Index is the 7-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 20 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A        CLASS C
  Maximum sales charge             3.00%          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales           None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.64%          0.64%
  Acquired Fund Fees and            0.01%          0.01%
  Expenses/4/
  TOTAL ANNUAL FUND                1.05%          1.80%
  OPERATING EXPENSES/5/
  Fee Waivers                       0.34%          0.34%
  NET EXPENSES/6,7/                0.71%          1.46%


1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company.

4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009 , to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.70% for Class A shares and 1.45% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                   INTERMEDIATE TAX-FREE FUND 21

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                    CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year             $643            $249
   3 Years            $859            $534
   5 Years          $1,091            $945
   10 Years         $1,758          $2,094
 If you do NOT sell your shares at the end of
the period:
   1 Year             $643            $149
   3 Years            $859            $534
   5 Years          $1,091            $945
   10 Years         $1,758          $2,094


 22 INTERMEDIATE TAX-FREE FUND

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Wendy Casetta

Adrian Van Poppel

FUND INCEPTION:
1/12/1988
CLASS A
Ticker: NMTFX
CLASS B
Ticker: NWMBX
CLASS C
Ticker: WMTCX

INVESTMENT OBJECTIVE
The Minnesota Tax-Free Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax , including federal AMT, and Minnesota individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. The Fund is considered to be non-diversified. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                      MINNESOTA TAX-FREE FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Minnesota Municipal Securities Risk
   o Municipal Securities Risk
   o Non-Diversification Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 24 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class A/1/
                      as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.22%   -5.93%   12.48%   5.28%   8.92%   5.01%   3.81%   2.87%   4.24%   2.82%


           BEST AND WORST QUARTER
  Best Quarter:       Q4    2000       4.74%
  Worst Quarter:      Q3    1999      -2.60%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -1.80%       2.80%          3.99%
  Returns After Taxes on             -1.86%       2.75%          3.96%
  Distributions/2/
  Returns After Taxes on              0.31%       2.97%          4.04%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -2.94%       2.62%          3.69%
  Taxes
 CLASS C/1/ Returns Before            1.15%       2.97%          3.69%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on January 12, 1988. Class B shares incepted on August 6, 1993. Class C shares incepted on April 11, 2005. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                      MINNESOTA TAX-FREE FUND 25

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.67%         0.67%         0.67%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.08%         1.83%         1.83%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.22%         0.22%         0.22%
  NET EXPENSES/5,6,7/             0.86%         1.61%         1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

 26 MINNESOTA TAX-FREE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $534           $664           $264
   3 Years          $757           $854           $554
   5 Years          $998         $1,170           $970
  10 Years        $1,689         $1,837         $2,130
 If you do NOT sell your shares at the end of the period:
   1 Year           $534           $164           $164
   3 Years          $757           $554           $554
   5 Years          $998           $970           $970
  10 Years        $1,689         $1,837         $2,130

                                                      MINNESOTA TAX-FREE FUND 27

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated


PORTFOLIO MANAGER

Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:
10/23/1986

CLASS A:
Ticker: WMFAX
CLASS B:
Ticker: WMFBX

CLASS C:
Ticker: WMFCX


INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o  up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 25% of the Fund's total assets in below investment-grade municipal securities.
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 28 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                          MUNICIPAL BOND FUND 29

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


               Calendar Year Total Returns for Class A/1/
                          as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004     2005    2006    2007
6.59%   -6.56%   3.23%   4.66%   6.46%   6.71%   10.27%   4.94%   5.71%   2.23%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2004       7.11%
  Worst Quarter:      Q4    1999      -3.61%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.33%       4.97%          3.86%
  Returns After Taxes on             -2.32%       4.96%          3.85%
  Distributions/2/
  Returns After Taxes on             -0.09%       4.89%          3.93%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.53%       4.84%          3.58%
  Taxes
 CLASS C/1/ Returns Before            0.36%       5.15%          3.57%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on April 11, 2005. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 30 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.67%         0.67%         0.67%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.08%         1.83%         1.83%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.32%         0.32%         0.32%
  NET EXPENSES/5,6,7/             0.76%         1.51%         1.51%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or any other fund held by the Fund, at 0.75% for Class A shares, and 1.50% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                                          MUNICIPAL BOND FUND 31

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $648           $654           $254
   3 Years          $869           $845           $545
   5 Years        $1,108         $1,163           $963
  10 Years        $1,793         $1,837         $2,128
 If you do NOT sell your shares at the end of the period:
   1 Year           $648           $154           $154
   3 Years          $869           $545           $545
   5 Years        $1,108           $963           $963
  10 Years        $1,793         $1,837         $2,128


 32 MUNICIPAL BOND FUND

NATIONAL LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
10/1/1996
CLASS A
Ticker: WNLAX
CLASS B
Ticker: WNLBX
CLASS C
Ticker: WNLCX

INVESTMENT OBJECTIVE
The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be between 1 and 5 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 33

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 34 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class A/1/
                     as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004    2005    2006    2007
5.02%   -0.17%   6.26%   5.22%   7.91%   3.27%   1.52%   0.81%   3.04%   3.50%


           BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       3.62%
  Worst Quarter:      Q2    2004      -1.74%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes                0.40%       1.80%          3.30%
  Returns After Taxes on              0.40%       1.80%          3.29%
  Distributions/2/
  Returns After Taxes on              1.51%       1.97%          3.34%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -0.27%       1.65%          2.83%
  Taxes
 CLASS C/1/ Returns Before            1.73%       1.62%          2.82%
  Taxes
 LEHMAN BROTHERS 3-YEAR               5.00%       2.67%          3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B and Class C sales charges and expenses, as applicable.

2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 35

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            3.00%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       3.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.71%         0.71%         0.71%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.12%         1.87%         1.87%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.31%         0.31%         0.31%
  NET EXPENSES/5,6,7/             0.81%         1.56%         1.56%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.80% for Class A shares, and 1.55% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

 36 NATIONAL LIMITED-TERM TAX-FREE FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $380           $459           $259
   3 Years          $615           $658           $558
   5 Years          $869           $895           $982
  10 Years        $1,595         $1,616         $2,165
 If you do NOT sell your shares at the end of the period:
   1 Year           $380           $159           $159
   3 Years          $615           $558           $558
   5 Years          $869           $895           $982
  10 Years        $1,595         $1,616         $2,165

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 37

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA


FUND INCEPTION:

8/1/1989
CLASS A
Ticker: NWTFX
CLASS B
Ticker: NWTBX
CLASS C
Ticker: WFNTX

INVESTMENT OBJECTIVE
The National Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy.In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 38 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                       NATIONAL TAX-FREE FUND 39

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]


                   Calendar Year Total Returns for Class A/1/
                              as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005    2006    2007
6.43%   -5.38%   12.80%   4.67%   8.05%   4.40%   4.66%   4.05%   4.53%   2.33%


           BEST AND WORST QUARTER
  Best Quarter:       Q4    2000       5.26%
  Worst Quarter:      Q2    2004      -2.46%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS A/1/
  Returns Before Taxes               -2.27%       3.04%          4.08%
  Returns After Taxes on             -2.27%       3.04%          4.08%
  Distributions/2/
  Returns After Taxes on             -0.08%       3.20%          4.15%
Distributions and Sale of
  Fund Shares/2/
 CLASS B/1/ Returns Before           -3.43%       2.84%          3.78%
  Taxes
 CLASS C/1/ Returns Before            0.47%       3.20%          3.77%
  Taxes
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%          5.18%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)


1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A shares incepted on August 1, 1989. Class B shares incepted on August 6, 1993. Class C shares incepted November 8, 1999. Performance shown prior to the inception of the Class C shares reflects performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

 40 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B       CLASS C
  Maximum sales charge            4.50%         None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales          None/1/       5.00%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)               CLASS A       CLASS B       CLASS C
  Management Fees/2/              0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses/3/               0.66%         0.66%         0.66%
  Acquired Fund Fees and          0.01%         0.01%         0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.07%         1.82%         1.82%
  OPERATING EXPENSES/5/
  Fee Waivers                     0.21%         0.21%         0.21%
  NET EXPENSES/5,6,7/             0.86%         1.61%         1.61%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
3 Includes expenses payable to affiliates of Wells Fargo & Company.
4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
7 The adviser has committed through October 31, 2008, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.85% for Class A shares, and 1.60% for Class B and Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

                                                       NATIONAL TAX-FREE FUND 41

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year           $534           $664           $264
   3 Years          $755           $852           $552
   5 Years          $994         $1,166           $966
  10 Years        $1,679         $1,827         $2,120
 If you do NOT sell your shares at the end of the period:
   1 Year           $534           $164           $164
   3 Years          $755           $552           $552
   5 Years          $994           $966           $966
  10 Years        $1,679         $1,827         $2,120

 42 NATIONAL TAX-FREE FUND

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
12/31/1991

CLASS A
Class A shares are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" for further information.

CLASS C
Ticker: WSSCX

INVESTMENT OBJECTIVE
The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal AMT; and
   o up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily the federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                               SHORT-TERM MUNICIPAL BOND FUND 43

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 44 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Short-Term Municipal Bond Fund was organized as the successor fund to the Strong Short-Term Municipal Bond Fund and the Strong Short-Term High Yield Municipal Fund, with the former being the accounting survivor.

[GRAPHIC APPEARS HERE]


           Calendar Year Total Returns for Class C/1/
                     as of 12/31 each year
1998    1999     2000    2001    2002    2003    2004    2005    2006    2007
4.30%   -0.04%   3.80%   3.92%   3.82%   2.64%   2.03%   1.68%   2.73%   3.04%



           BEST AND WORST QUARTER
  Best Quarter:       Q2    2002       1.68%
  Worst Quarter:      Q2    1999      -1.06%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes                2.04%       2.42%          2.78%
  Returns After Taxes on              2.04%       2.42%          2.78%
  Distributions/2/
  Returns After Taxes on              2.39%       2.43%          2.88%
Distributions and Sale of
  Fund Shares/2/
 CLASS A/1/Returns Before            -0.05%       1.80%          2.47%
  Taxes
 LEHMAN BROTHERS 3-YEAR               5.00%       2.67%          3.99%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 1- AND               4.68%       2.51%          3.71%
3-YEAR COMPOSITE MUNICIPAL
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on January 31, 2003. Performance shown prior to April 11, 2005, for the Class C shares reflects the performance of the Class C shares of the Strong Short-Term Municipal
  Bond Fund, the predecessor fund. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses. Performance shown for the Class A shares reflects the performance of the Class C shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class A shares will vary.

3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.
4 The Lehman Brothers 1- and 3-Year Composite Index is a blended index weighted
  50% in the Lehman Brothers 1-Year Municipal Bond Index (the 1-2 year component of the Lehman Brothers Municipal Bond Index), and 50% in the Lehman Brothers 3-Year Municipal Bond Index, (the 2-4 year component of the Lehman Brothers Municipal Bond Index).The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                               SHORT-TERM MUNICIPAL BOND FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A        CLASS C
  Maximum sales charge               3.00%         None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A        CLASS C
  Management Fees/2/                0.39%           0.39%
  Distribution (12b-1) Fees         0.00%           0.75%
  Other Expenses/3/                 0.62%           0.59%
  Acquired Fund Fees and            0.01%           0.01%
  Expenses/4/
  TOTAL ANNUAL FUND               1.02%/5/         1.74%
  OPERATING EXPENSES
  Fee Waivers                       0.41%           0.18%
  NET EXPENSES/6,7/               0.61%/5/         1.56%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

4 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
5 The expenses shown do not correlate to the corresponding ratio of expenses shown in the Financial Highlights, which reflects only the operating expenses of the Fund and does not include expenses of any Acquired Fund.
6 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.

7 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.60% for Class A shares and 1.55% for Class C shares. After this date, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


 46 SHORT-TERM MUNICIPAL BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                   CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $360            $259
   3 Years           $576            $531
   5 Years           $809            $928
  10 Years         $1,479          $2,040
 If you do NOT sell your shares at the end of
the period:
   1 Year            $360            $159
   3 Years           $576            $531
   5 Years           $809            $928
  10 Years         $1,479          $2,040


                                               SHORT-TERM MUNICIPAL BOND FUND 47

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla, CFA
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
11/30/1995
CLASS C
Ticker: WFUSX

INVESTMENT OBJECTIVE
The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, but not necessarily federal alternative minimum tax. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 48 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.


                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 49

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Ultra Short-Term Municipal Income Fund was organized as the successor fund to the Strong Ultra Short-Term Municipal Income Fund.

[GRAPHIC APPEARS HERE]




          Calendar Year Total Returns for Class C/1/
                     as of 12/31 each year
1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
4.57%   3.00%   3.93%   3.14%   2.76%   2.21%   0.74%   2.12%   3.34%   3.99%







      BEST AND WORST QUARTER
  Best Quarter:       Q3    2007       1.28%
  Worst Quarter:      Q1    2004      -0.12%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                     1 YEAR       5 YEARS       10 YEARS
 CLASS C/1/
  Returns Before Taxes             3.99%        2.47%          2.97%
  Returns After Taxes on           3.99%        2.47%          2.97%
  Distributions/2/
  Returns After Taxes on           3.99%        2.54%          3.04%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 1-YEAR            4.37%        2.36%          3.44%
  MUNICIPAL BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)



1 Class C shares incepted on March 31, 2008. Performance shown reflects the performance of the Investor Class shares, which incepted on November 30, 1995, and includes expenses that are not applicable to and are lower than those of the Class C shares. Investor Class annual returns are substantially similar to what the Class C annual returns would be because the shares are invested in the same portfolio of securities and differ only to the extent the classes do not have the same expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.


 50 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investment)                      CLASS C
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                    CLASS C
  Management Fees/1/                    0.40%
  Distribution (12b-1) Fees             0.75%
  Other Expenses/2/                     0.66%
  Acquired Fund Fees and                0.01%
  Expenses/3/
  TOTAL ANNUAL FUND                    1.82%
  OPERATING EXPENSES
  Fee Waivers                           0.39%
  NET EXPENSES/4,5/                    1.43%



1 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.
2 Includes expenses payable to affiliates of Wells Fargo & Company.
3 Reflects the pro-rata portion of the net operating expenses of any money market fund or other fund held by the Fund. Shareholders indirectly bear these underlying expenses because the NAV and/or distributions paid reflect such underlying expenses.
4 The net operating expense ratio shown here includes the expenses of any money market fund or other fund held by the Fund.
5 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 1.42%. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 51

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                        CLASS C
 If you sell your shares at the
end of the period:
   1 Year                 $246
   3 Years                $536
   5 Years                $952
  10 Years              $2,112
 If you do NOT sell your shares at
the end of the period:
   1 Year                 $146
   3 Years                $536
   5 Years                $952
  10 Years              $2,112


 52 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION:
04/06/2001

CLASS A
Ticker: WWTFX

CLASS C
Ticker: WWTCX

INVESTMENT OBJECTIVE
The Wisconsin Tax-Free Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   o at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax;
   o up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT, and;
   o up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal alternative minimum tax, and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisconsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. The Fund may invest in debt obligations issued by Puerto Rico. As part of our investment strategy we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective maturity to be greater than 5 years and less than 20 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, inflation, and monetary and fiscal policy. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities.We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations and could be replaced with a security that presents a better value or risk/ reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                      WISCONSIN TAX-FREE FUND 53

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o High Yield Securities Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Municipal Securities Risk
   o Puerto Rico Municipal Securities Risk
   o Regulatory Risk
   o Wisconsin Municipal Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 54 WISCONSIN TAX-FREE FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Effective April 11, 2005, the Strong family of funds reorganized into the WELLS FARGO ADVANTAGE FUNDS. As part of this transaction, the Wells Fargo Advantage Wisconsin Tax-Free Fund was organized as the successor fund to the Strong Wisconsin Tax-Free Fund.

[GRAPHIC APPEARS HERE]


  Calendar Year Total Returns for Class C/1/
            as of 12/31 each year
2002    2003    2004    2005    2006    2007
8.37%   4.37%   3.18%   2.51%   3.79%   2.52%


           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       4.29%
  Worst Quarter:      Q2    2004      -2.03%


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/07                      1 YEAR        5 YEARS       LIFE OF FUND/1/
 CLASS C/1/
  Returns Before Taxes                1.52%       3.27%              4.22%
  Returns After Taxes on              1.46%       3.14%              4.12%
  Distributions/2/
  Returns After Taxes on              2.01%       3.18%              4.08%
Distributions and Sale of
  Fund Shares/2/
 CLASS A/1/ RETURNS BEFORE           -2.09%       2.32%              3.51%
  TAXES
 LEHMAN BROTHERS MUNICIPAL            3.36%       4.30%              5.04%
  BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)



1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on December 26, 2002. Performance shown prior to April 11, 2005, for the Class C shares reflects the performance of the Class C shares of the Strong Wisconsin Tax-Free Fund, the predecessor fund. Performance shown prior to the inception of the Class
  C shares reflects the performance of the Investor Class shares of the predecessor fund, adjusted to reflect Class C sales charges and expenses.
  The Investor Class shares of the predecessor fund incepted on April 6, 2001. Returns for the Class A shares, Class C shares and Index shown in the Life of the Fund column are as of the Fund inception date. Class A shares incepted on March 31, 2008. Performance shown prior to the inception of the Class A shares reflects the performance of the Class C shares, and include expenses that are not applicable to and are higher than those of the Class A shares, adjusted to reflect Class A sales charges.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares. After-tax returns for the Class A shares will vary.

3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

                                                      WISCONSIN TAX-FREE FUND 55

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A        CLASS C
  Maximum sales charge             4.50%          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales           None/1/        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)



 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A        CLASS C
  Management Fees/2/                0.40%          0.40%
  Distribution (12b-1) Fees         0.00%          0.75%
  Other Expenses/3/                 0.74%          0.74%
  TOTAL ANNUAL FUND                1.14%          1.89%
  OPERATING EXPENSES
  Fee Waivers                       0.44%          0.40%
  NET EXPENSES/4/                  0.70%          1.49%



1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% contingent deferred sales charge if they are redeemed within eighteen months of purchase. See "A Choice of Share Classes" for further information.

2 The following advisory fee schedule is charged to the Fund as a percentage of the Fund's average daily net assets: 0.40% for the first $500 million; 0.35% for the next $500 million; 0.30% for the next $2 billion; 0.275% for the next $2 billion; and 0.25% for assets over $5 billion.

3 Includes expenses payable to affiliates of Wells Fargo & Company and may include expenses of any money market or other fund held by the Fund. Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.


4 The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.70% for Class A shares and 1.60% for Class C shares. After this time, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   o You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   o Your investment has a 5% return each year;
   o You reinvest all distributions (to which sales charges do not apply); and
   o The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the waiver commitment in each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:



                   CLASS A         CLASS C
 If you sell your shares at the end of the
period:
   1 Year            $642            $252
   3 Years           $876            $556
   5 Years         $1,128            $987
  10 Years         $1,849          $2,187
 If you do NOT sell your shares at the end of
the period:
   1 Year            $642            $152
   3 Years           $876            $556
   5 Years         $1,128            $987
  10 Years         $1,849          $2,187


 56 WISCONSIN TAX-FREE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------


Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.


ACTIVE TRADING RISK   Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CALIFORNIA MUNICIPAL  Events in California are likely to affect a Fund's investments in California municipal securities.
SECURITIES RISK       Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.
COLORADO MUNICIPAL    Events in Colorado are likely to affect a Fund's investments in Colorado municipal securities.
SECURITIES RISK       The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing.
                      Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.
COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where the Fund agrees to buy a security and where the seller agrees to repurchase the security at an agreed upon price and time, the Fund is exposed to the risk that the other party will not fulfill its contractual repurchase obligation. Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect the value of the security. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 57

DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                            For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

 58 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than debt securities.
MINNESOTA MUNICIPAL        Events in Minnesota are likely to affect a Fund's investments in Minnesota municipal
SECURITIES RISK            securities. Although Minnesota has a relatively diverse economy, its economy relies significantly on agriculture and the manufacturing of computers, electronics and food products. Adverse conditions affecting any of these areas could have a disproportionate impact on Minnesota municipal securities.
MUNICIPAL SECURITIES RISK  Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                           Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                           (AMT) for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
NON-DIVERSIFICATION RISK   Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                           "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                           of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
PUERTO RICO MUNICIPAL      Events in Puerto Rico are likely to affect a Fund's investments in Puerto Rico municipal
SECURITIES RISK            securities. The majority of Puerto Rico's debt is issued by the major public agencies that are responsible for many of the island's public functions, such as water, wastewater, highways, electricity, education and public construction. Puerto Rico's economy and financial operations parallel the economic cycles of the United States, including its unemployment rate. Certain risks specific to Puerto Rico concern state taxes, e-commerce spending, and underfunded pension liabilities.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 59

REGULATORY RISK      Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
WISCONSIN MUNICIPAL  The Wisconsin economy relies significantly on its dairy products, motor vehicles, paper
SECURITIES RISK      products, meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities.

 60 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 61

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER

Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2007.


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, custodian and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

 62 ORGANIZATION AND MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED(Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.



JULIO C. BONILLA, CFA        Mr. Bonilla is jointly responsible for managing the California Limited-Term Tax-Free
California Limited-Term      Fund, which he has managed since 2005, and the Ultra Short-Term Municipal Income
 Tax-Free Fund               Fund, which he has managed since 2007. Mr. Bonilla joined Wells Capital Management
Ultra Short-Term Municipal   in 2000 as a portfolio manager for the Money Market Funds management team, and
 Income Fund                 since 2005 has been a portfolio manager with the Municipal Fixed Income Team, specializing in tax-exempt securities. Education: B.A., Political Science, University of San
                             Diego; M.B.A., Finance, Pepperdine University.
WENDY CASETTA                Ms. Casetta is jointly responsible for managing the Ultra Short-Term Municipal Income
Minnesota Tax-Free Fund      Fund, which she has managed since 2005, the Short-Term Municipal Bond Fund, which
Short-Term Municipal         she has managed since 2007, and the Minnesota Tax-Free Fund, which she has
 Bond Fund                   managed since 2008. Ms. Casetta joined Wells Capital Management in 2005 as a
Ultra Short-Term Municipal   portfolio manager with the Municipal Fixed Income Team. Prior to joining Wells Capital
 Income Fund                 Management, Ms. Casetta was with Strong Capital Management, where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team since 1998. Education: B.A., Finance, University of Wisconsin-Oshkosh; M.B.A., Business
                             Administration, University of North Florida.
LYLE J. FITTERER, CFA, CPA   Mr. Fitterer is responsible for managing the National Limited-Term Tax-Free Fund,
Intermediate Tax-Free Fund   which he has managed since 2006. He is jointly responsible for managing the Ultra
Municipal Bond Fund          Short-Term Municipal Income Fund, Short-Term Municipal Bond Fund and the
National Limited-Term        Municipal Bond Fund, all of which he has managed since 2000, the Intermediate
 Tax-Free Fund               Tax-Free Fund and the Wisconsin Tax-Free Fund, both of which he has managed since
National Tax-Free Fund       2001, and the National Tax-Free Fund, which he has managed since 2006. Mr. Fitterer
Short-Term Municipal         joined Wells Capital Management in 2005 as the managing director and head of the
 Bond Fund                   Municipal Fixed Income Team and the Customized Fixed Income Team. He is also a
Ultra Short-Term Municipal   senior portfolio manager focusing on managing tax-exempt portfolios. Prior to joining
 Income Fund                 Wells Capital Management, Mr. Fitterer served as director of the Tax-Exempt Fixed
Wisconsin Tax-Free Fund      Income Team at Strong Capital Management for five years. Education: B.S., Accounting,
                             University of North Dakota.
STEPHEN GALIANI              Mr. Galiani is jointly responsible for managing the California Limited-Term Tax-Free
California Limited-Term      Fund, which he has managed since 2001, and the Colorado Tax-Free Fund, which he has
 Tax-Free Fund               managed since 2006. He is also responsible for managing the California Tax-Free Fund,
California Tax-Free Fund     which he has managed since 1999. Mr. Galiani joined Wells Capital Management in
Colorado Tax-Free Fund       1997 and has since served as a portfolio manager on the Municipal Fixed Income
                             Team. Education: B.A., English, Manhattan College; M.B.A., Boston University.
THOMAS STOECKMANN            Mr. Stoeckmann is jointly responsible for managing the Wisconsin Tax-Free Fund, which
Wisconsin Tax-Free Fund      he has managed since 2005. Mr. Stoeckmann joined Wells Capital Management 2005 as a senior research analyst on the Municipal Fixed Income Team, specializing in transportation, education and project finance. Prior to joining Wells Capital
                             Management, Mr. Stoeckmann served as a municipal research analyst for Strong
                             Capital Management since 1996. Education: B.A., Financial Management, Bob Jones
                             University; M.B.A., Business Administration-Finance, Marquette University.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 63

ADRIAN VAN POPPEL         Mr. Van Poppel is jointly responsible for managing the Colorado Tax-Free Fund and the
Colorado Tax-Free Fund    Minnesota Tax-Free Fund, each of which he has managed since 2005. Mr. Van Poppel
Minnesota Tax-Free Fund   joined Wells Capital Management in 1997 and currently serves as a portfolio manager, specializing in tax-free mutual funds, as well as separate accounts in Minnesota,
                          Arizona and California. Previously, Mr. Van Poppel was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He is a member of the California Society of Municipal Analysts and the Municipal Bond Club of San
                          Francisco. Education: B.A., Business Administration and Economics, Saint Mary's College
                          (Moraga, California).

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, and Wisconsin Tax-Free Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 64 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. Not all Funds offer all three share classes. Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.


Not all Funds offer all three classes. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Class A shares of the Short-Term Municipal Bond Fund are initially offered solely to shareholders who are eligible to receive such shares in exchange for their Administrator Class, Class A or Class B shares of the National Limited-Term Tax-Free Fund as a result of the proposed reorganization of such fund into the Short-Term Municipal Bond Fund. Currently, Class A shares of the Short-Term Municipal Bond Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, which if approved, is expected to occur on July 18, 2008. Thereafter, Class A shares of the Short-Term Municipal Bond Fund will be available for investment to any other investors.



                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      3% or 4.5%, depending on          None. Your entire investment      None. Your entire investment
                          the Fund                          goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that,                3% or 5% and declines until       1% if shares are sold within
 SALES CHARGE (CDSC)      depending on the Fund, a          it reaches 0% at the              one year after purchase.
                          charge of 0.50% or 1%             beginning of the 4th or 7th
                          applies to certain                year depending on the
                          redemptions made within           Fund.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.



1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

                                                    A CHOICE OF SHARE CLASSES 65

CLASS A SHARES SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.


    CLASS A SHARES SALES CHARGE SCHEDULE FOR ALL FUNDS (EXCEPT FOR THE
                  CALIFORNIA LIMITED-TERM TAX-FREE FUND,
  INTERMEDIATE TAX-FREE FUND, MUNICIPAL BOND FUND, NATIONAL LIMITED-TERM
                      TAX-FREE FUND, AND THE SHORT-
                        TERM MUNICIPAL BOND FUND)
                                    FRONT-END SALES        FRONT-END SALES
                                     CHARGE AS %           CHARGE AS %
                                      OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE                OFFERING PRICE            INVESTED
  Less than $50,000                      4.50%                  4.71%
  $50,000 to $99,999                     4.00%                  4.17%
  $100,000 to $249,999                   3.50%                  3.63%
  $250,000 to $499,999                   2.50%                  2.56%
  $500,000 to $999,999                   2.00%                  2.04%
  $1,000,000 and over/1/                 0.00%                  0.00%



1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.



 CLASS A SHARES SALES CHARGE SCHEDULE FOR THE CALIFORNIA LIMITED-TERM
                 TAX-FREE FUND, INTERMEDIATE TAX-FREE
  FUND, MUNICIPAL BOND FUND, NATIONAL LIMITED-TERM TAX-FREE FUND AND
                    SHORT-TERM MUNICIPAL BOND FUND
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  3.00%                  3.09%
  $50,000 to $99,999                 2.50%                  2.56%
  $100,000 to $249,999               2.00%                  2.04%
  $250,000 to $499,999               1.50%                  1.52%
  $500,000 to $999,999               1.00%                  1.01%
  $1,000,000 and over/1/             0.00%                  0.00%



1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


 66 A CHOICE OF SHARE CLASSES

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by our exchange policy). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date, and three years for the National Limited-Term Tax-Free Fund, may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:



              CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS (EXCEPT FOR THE NATIONAL LIMITED-TERM TAX-FREE FUND)
 REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares


        CLASS B SHARES CDSC SCHEDULE FOR THE NATIONAL LIMITED-TERM TAX-FREE FUND
 REDEMPTION WITHIN       1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                    3.00%         2.00%         1.00%         0.00%        A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, and three years for the National Limited-Term Tax-Free Fund, the CDSC expires. After shares are held for seven years, and four years for the National Limited-Term Tax-Free Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005, are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


                                   CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                           5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares


                               CLASS B SHARES CDSC SCHEDULE FOR THE MUNICIPAL BOND FUND
 REDEMPTION WITHIN     1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                  5.00%     4.00%      3.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for eight years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 67

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

 68 A CHOICE OF SHARE CLASSES

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 69

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!

 70 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:


 CAN THIS TYPE OF ACCOUNT BE
  AGGREGATED?                      YES       NO
 Individual accounts              X
 Joint accounts                   X
 UGMA/UTMA accounts               X
 Trust accounts over which        X
the shareholder has
individual or shared
  authority
 Solely owned business            X
  accounts
 RETIREMENT PLANS
 Traditional and Roth IRAs        X
 SEP IRAs                         X
 SIMPLE IRAs that use the                   X
WELLS FARGO ADVANTAGE FUNDS
  prototype agreement*
 SIMPLE IRAs that do not use      X
the WELLS FARGO ADVANTAGE
  FUNDS prototype agreement
 403(b) Plan accounts             X
 401(k) Plan accounts                       X
 OTHER ACCOUNTS
 529 Plan accounts*                         X
 Accounts held through other                X
  brokerage firms


* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.


Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.


CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 71

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)


o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.


o For Class B shares purchased after May 18, 1999, for former Norwest Advantage Funds shareholders and after July 17, 1999, for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   o withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   o withdrawals may not exceed 10% of your Fund assets (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).

o We waive the Class C shares CDSC if the dealer of record waived its commission with a Fund's approval.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

DISTRIBUTION PLAN

Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. After Class B shares were closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges) at the close of business on February 14, 2008, fees paid under the 12b-1 Plan may be used to make payments to selling or servicing agents for past sales and distribution efforts, as well as the provision of ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


 72 REDUCTIONS AND WAIVERS OF SALES CHARGES

 FUND                                CLASS B          CLASS C
 California Limited-Term              N/A             0.75%
  Tax-Free Fund
 California Tax-Free Fund            0.75%            0.75%
 Colorado Tax-Free Fund              0.75%            0.75%
 Intermediate Tax-Free Fund           N/A             0.75%
 Minnesota Tax-Free Fund             0.75%            0.75%
 Municipal Bond Fund                 0.75%            0.75%
 National Limited-Term               0.75%            0.75%
  Tax-Free Fund
 National Tax-Free Fund              0.75%            0.75%
 Short-Term Municipal Bond            N/A             0.75%
  Fund
 Ultra Short-Term Municipal           N/A             0.75%
  Income Fund
 Wisconsin Tax-Free Fund              N/A             0.75%


These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 73

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------



In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargoadvantagefunds.com.


 74 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 75

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 76 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $1,000                                             $100
 IRAs, IRA rollovers, Roth     $250                                             $100
  IRAs
 UGMA/UTMA accounts             $50                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -------------------------------------
 By Internet                 A new account may not be opened by                 o To buy additional shares or buy
---------------------------
                            Internet unless you have another Wells Fargo       shares of a new Fund, visit
                            Advantage Fund account with your bank              www.wellsfargo.com/
                            information on file. If you do not currently       advantagefunds.
                            have an account, refer to the section on           o Subsequent online purchases
                            buying shares by mail or wire.                     have a minimum of $100 and a

                                                                               maximum of $100,000. You may
                                                                               be eligible for an exception to
                                                                               this maximum. Please call
                                                                               Investor Services at
                                                                               1-800-222-8222 for more
                                                                               information.
                            -------------------------------------------------- -----
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------
                             application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                               with your name, the Fund name,
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            -------------------------------------------------- -------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system.
                            -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 77

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls,Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES
   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 78 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES       TO SELL SOME OR ALL OF YOUR SHARES
-------------------- ----------------------------------------------------------------------
 Minimum Redemption   $100 (or remainder of account balance)
-------------------- ----------------------------------------------------------------------
 By Internet          Visit our Web site at www.wellsfargo.com/advantagefunds.
--------------------
                     Redemptions requested online are limited to a minimum of $100 and a maximum of $100,000. You may be eligible for an exception to this maximum. Please call Investor Services at 1-800-222-8222 for more information.
                     ----------------------------------------------------------------------
 By Mail              o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                     dollar amount you wish to receive (or write "Full Redemption"
                     to redeem your remaining account balance) to the address
                     below.
                     o Make sure all account owners sign the request exactly as their names appear on the account application.
                     o  A medallion guarantee may be required under certain
                     circumstances (see "General Notes for Selling Shares").
                                                      REGULAR MAIL
-------------------- ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                                 P.O. Box 8266
                                             Boston, MA 02266-8266
                                                OVERNIGHT ONLY
                     ----------------------------------------------------------------------
                                          WELLS FARGO ADVANTAGE FUNDS
                                      c/o Boston Financial Data Services
                                                  30 Dan Road
                                             Canton, MA 02021-2809
                     ----------------------------------------------------------------------
 By Wire              o To arrange for a Federal Funds wire, call 1-800-222-8222.
--------------------
                     o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                     o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                     o There is a $10 fee for each request.
                     ----------------------------------------------------------------------
 In Person            Investors are welcome to visit the Investor Center in person to ask
--------------------
                     questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                     Wisconsin 53051.
                     ----------------------------------------------------------------------


                                                           HOW TO SELL SHARES 79

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
-----------------------  --
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 80 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 81

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

o An exchange request will be processed on the same business day, provided that both Funds are open at the same time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.


o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.


o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum redemption and subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it


 82 HOW TO EXCHANGE SHARES
determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and discussed in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.


Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plan shares and funds of funds.


                                                       HOW TO EXCHANGE SHARES 83

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.

o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 84 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your account statements, transaction confirmations, Fund prospectuses, shareholder reports and other Fund documents electronically. If you make this election, you will be notified by e-mail when the most recent Fund documents or statements are available for viewing and downloading on the Funds' Web site. For security reasons, online access to account statements and transaction confirmations will require the establishment of a login ID and password prior to viewing.


To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. The e-mail address provided in your account application will be used to send e-mail notifications to you and should be a personal/

nonbusiness e-mail address. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by logging into your account online or by calling 1-800-359-3379.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 85

DISTRIBUTIONS
--------------------------------------------------------------------------------


Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 86 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. It is intended that distributions from the Fund's net interest income from tax-exempt securities will not be subject to federal income tax, although a portion of such distributions could be subject to the federal AMT. It is intended that distributions attributable to tax-exempt securities of a state and its subdivisions will also not be subject to the state's individual income taxes if the Fund primarily invests in such securities. For example, you generally will not be subject to Minnesota individual income tax on distributions from the Minnesota Tax-Free Fund to the extent such distributions are attributable to the Fund's Minnesota state and municipal tax-exempt securities, although a portion of such distributions could be subject to the Minnesota AMT. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

To the extent a distribution from a Fund is taxable, such distribution generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 87

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the report of independent registered public accounting firm and the Funds' financial statements, is also contained in the Funds' annual or semi-annual report, a copy of which is available upon request.

The Financial Highlights which follow show the financial performance of the Class A shares of the Colorado Tax-Free Fund and Wisconsin Tax-Free fund, Class C shares of the Short-Term Municipal Bond Fund, and Investor Class shares of the Ultra Short-Term Municipal Income Fund.


 88 FINANCIAL HIGHLIGHTS

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CLASS A SHARES-COMMENCED ON NOVEMBER 18, 1992
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.36          $10.34          $10.60          $10.46          $10.74          $10.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.19            0.36            0.30            0.28            0.23            0.25
  Net realized and
   unrealized gain (loss)
   on investments                       0.04            0.02           (0.24)           0.15           (0.22)           0.24
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.23            0.38            0.06            0.43            0.01            0.49
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.19)          (0.36)          (0.29)          (0.27)          (0.23)          (0.25)
  Distributions from net
   realized gain                        0.00            0.00           (0.03)          (0.02)          (0.06)           0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.19)          (0.36)          (0.32)          (0.29)          (0.29)          (0.25)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.40          $10.36          $10.34          $10.60          $10.46          $10.74
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.22%           3.74%           0.58%           4.20%           0.11%           4.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $39,860         $41,140         $39,433         $52,029         $63,231         $99,568
  Ratio of net investment
   income (loss) to
   average net assets                   3.61%           3.50%           2.85%           2.63%           2.13%           2.35%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.10%           1.09%           1.09%           1.08%           1.05%           0.99%
  Waived fees and
   reimbursed expenses/2/              (0.25)%         (0.24)%         (0.24)%         (0.23)%         (0.20)%         (0.18)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                          0.85%           0.85%           0.85%           0.85%           0.85%           0.81%
  Portfolio turnover rate/3/              46%             80%             82%            111%             48%             64%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period August 30, 2002 (commencement of Class) to June 30, 2003. 5 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 89

CALIFORNIA LIMITED-TERM TAX-FREE FUND
CLASS C SHARES-COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/5/        JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004           2003/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.34        $10.34         $10.59         $10.46         $10.74          $10.63
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.15          0.30           0.22           0.20           0.15            0.13
  Net realized and
   unrealized gain (loss)
   on investments                     0.04          0.01          (0.23)          0.14          (0.22)           0.11
                                 ---------      --------       --------       --------       --------        --------
  Total income from
   investment operations              0.19          0.31          (0.01)          0.34          (0.07)           0.24
                                 ---------      --------       --------       --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.15)        (0.29)         (0.21)         (0.19)         (0.15)          (0.13)
  Distributions from net
   realized gain                      0.00          0.00          (0.03)         (0.02)         (0.06)           0.00
                                 ---------      --------       --------       --------       --------        --------
  Total distributions                              (0.29)         (0.24)         (0.21)         (0.21)          (0.13)
                                 ---------      --------       --------       --------       --------        --------
 NET ASSET VALUE, END OF
PERIOD                               (0.15)       $10.36         $10.34         $10.59         $10.46          $10.74
                                                ========       ========       ========       ========        ========
 TOTAL RETURN/1/                      1.84%         2.97%         (0.08)%         3.33%         (0.64)%          2.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $4,692        $5,006         $6,894        $10,273        $11,523         $11,301
  Ratio of net investment
   income (loss) to
   average net assets                 2.86%         2.75%          2.09%          1.88%          1.41%           1.39%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.83%         1.84%          1.85%          1.83%          1.80%           1.79%
  Waived fees and
   reimbursed expenses/2/            (0.23)%       (0.24)%        (0.25)%        (0.23)%        (0.20)%         (0.19)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                        1.60%         1.60%          1.60%          1.60%          1.60%           1.60%
  Portfolio turnover rate/3/            46%           80%            82%           111%            48%             64%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period August 30, 2002 (commencement of Class) to June 30, 2003.

5 For the period July 1, 2007 to December 31, 2007.


 90 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE FUND
CLASS A SHARES-COMMENCED ON OCTOBER 6, 1988
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $11.02          $11.00          $11.51          $11.01          $11.57          $11.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.24            0.48            0.48            0.49            0.50            0.51
  Net realized and
   unrealized gain (loss)
   on investments                     (0.03)           0.05           (0.40)           0.56           (0.46)           0.33
                                   --------         -------         -------         -------         -------         -------
  Total income from
   investment operations               0.21            0.53            0.08            1.05            0.04            0.84
                                   --------         -------         -------         -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.24)          (0.48)          (0.48)          (0.49)          (0.50)          (0.53)
  Distributions from net
   realized gain                      (0.03)          (0.03)          (0.11)          (0.06)          (0.10)          (0.03)
                                   --------         -------         -------         -------         -------         -------
  Total distributions                 (0.27)          (0.51)          (0.59)          (0.55)          (0.60)          (0.56)
                                   --------         -------         -------         -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.96          $11.02          $11.00          $11.51          $11.01          $11.57
                                   ========         =======         =======         =======         =======         =======
 TOTAL RETURN/1/                       1.99%           4.89%           0.76%           9.72%           0.41%           7.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $364,239        $365,396        $350,038        $371,633        $357,779        $398,186
  Ratio of net investment
   income (loss) to
   average net assets                  4.39%           4.31%           4.32%           4.36%           4.46%           4.60%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              1.03%           1.03%           1.04%           1.05%           1.03%           0.95%
  Waived fees and
   reimbursed expenses/2/             (0.23)%         (0.23)%         (0.24)%         (0.25)%         (0.23)%         (0.16)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.80%           0.80%           0.80%           0.80%           0.80%           0.79%
  Portfolio turnover rate/3/             25%             49%             48%             30%             41%             34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 91

CALIFORNIA TAX-FREE FUND
CLASS B SHARES-COMMENCED ON DECEMBER 15, 1997
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/       JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005           2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $11.24        $11.22         $11.74          $11.22         $11.79         $11.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.21          0.41           0.41            0.40           0.41           0.42
  Net realized and
   unrealized gain (loss)
   on investments                    (0.03)         0.05          (0.41)           0.58          (0.46)          0.33
                                 ---------      --------       --------        --------       --------        -------
  Total income from
   investment operations              0.18          0.46           0.00            0.98          (0.05)          0.75
                                 ---------      --------       --------        --------       --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.21)        (0.41)         (0.41)          (0.40)         (0.41)         (0.44)
  Distributions from net
   realized gain                     (0.03)        (0.03)         (0.11)          (0.06)         (0.11)         (0.03)
                                 ---------      --------       --------        --------       --------        -------
  Total distributions                (0.24)        (0.44)         (0.52)          (0.46)         (0.52)         (0.47)
                                 ---------      --------       --------        --------       --------        -------
 NET ASSET VALUE, END OF
PERIOD                              $11.18        $11.24         $11.22          $11.74         $11.22         $11.79
                                 =========      ========       ========        ========       ========        =======
 TOTAL RETURN/1/                      1.62%         4.11%         (0.00)%          8.90%         (0.43)%         6.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $35,992       $42,839        $54,258         $66,182        $91,719        $140,419
  Ratio of net investment
   income (loss) to
   average net assets                 3.64%         3.57%          3.56%           3.52%          3.60%          3.81%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.78%         1.78%          1.79%           1.79%          1.77%          1.71%
  Waived fees and
   reimbursed expenses/2/            (0.24)%       (0.23)%        (0.24)%         (0.24)%        (0.22)%        (0.17)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.54%         1.55%          1.55%           1.55%          1.55%          1.54%
  Portfolio turnover rate/3/            25%           49%            48%             30%            41%            34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


 92 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX-FREE FUND
CLASS C SHARES-COMMENCED ON JULY 1, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/       JUNE 30,        JUNE 30,       JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005           2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $11.24        $11.22         $11.74          $11.22         $11.79          $11.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.21          0.41           0.41            0.40           0.41            0.43
  Net realized and
   unrealized gain (loss)
   on investments                    (0.04)         0.05          (0.41)           0.58          (0.46)           0.32
                                 ---------      --------       --------        --------       --------        --------
  Total income from
   investment operations              0.17          0.46           0.00            0.98          (0.05)           0.75
                                 ---------      --------       --------        --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.21)        (0.41)         (0.41)          (0.40)         (0.41)          (0.44)
  Distributions from net
   realized gain                     (0.03)        (0.03)         (0.11)          (0.06)         (0.11)          (0.03)
                                 ---------      --------       --------        --------       --------        --------
  Total distributions                (0.24)        (0.44)         (0.52)          (0.46)         (0.52)          (0.47)
                                 ---------      --------       --------        --------       --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $11.18        $11.24         $11.22          $11.74         $11.22          $11.79
                                 =========      ========       ========        ========       ========        ========
 TOTAL RETURN/1/                      1.62%         4.11%         (0.00)%          8.89%         (0.43)%          6.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $29,133       $29,732        $29,168         $31,904        $34,089         $46,666
  Ratio of net investment
   income (loss) to
   average net assets                 3.65%         3.56%          3.56%           3.52%          3.60%           3.80%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.77%         1.78%          1.79%           1.79%          1.77%           1.68%
  Waived fees and
   reimbursed expenses/2/            (0.22)%       (0.23)%        (0.24)%         (0.24)%        (0.22)%         (0.14)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.55%         1.55%          1.55%           1.55%          1.55%           1.54%
  Portfolio turnover rate/3/            25%           49%            48%             30%            41%             34%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 93

COLORADO TAX-FREE FUND
CLASS A SHARES-COMMENCED ON JUNE 1, 1993
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/5/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.57          $10.55          $10.94          $10.64          $11.01          $10.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.22            0.45            0.46            0.46            0.47            0.50
  Net realized and
   unrealized gain (loss)
   on investments                       0.01            0.02           (0.40)           0.30           (0.37)           0.40
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.23            0.47            0.06            0.76            0.10            0.90
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.22)          (0.45)          (0.45)          (0.46)          (0.47)          (0.50)
  Distributions from net
   realized gain                       (0.01)           0.00            0.00            0.00            0.00            0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.23)          (0.45)          (0.45)          (0.46)          (0.47)          (0.50)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.57          $10.57          $10.55          $10.94          $10.64          $11.01
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.16%           4.46%           0.60%           7.24%           0.93%           8.62%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $49,965         $49,827         $43,538         $50,410         $51,120         $59,877
  Ratio of net investment
   income (loss) to
   average net assets                   4.20%           4.21%           4.28%           4.24%           4.37%           4.60%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/             1.14%           1.15%           1.17%           1.13%           1.10%           1.07%
  Waived fees and
   reimbursed expenses/2/              (0.23)%         (0.23)%         (0.24)%         (0.22)%         (0.21)%         (0.22)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,4/             0.91%           0.92%           0.93%           0.91%           0.89%           0.85%
  Portfolio turnover rate/3/              10%             21%             23%             33%             31%             37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios include interest expenses and fees.

5 For the period July 1, 2007 to December 31, 2007.


 94 FINANCIAL HIGHLIGHTS

COLORADO TAX-FREE FUND
CLASS B SHARES-COMMENCED ON AUGUST 2, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/5/        JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.58        $10.57         $10.95         $10.65         $11.02        $10.63
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.19          0.37           0.38           0.38           0.39          0.42
  Net realized and
   unrealized gain (loss)
   on investments                     0.01          0.01          (0.39)          0.30          (0.37)         0.39
                                                --------       --------       --------       --------      --------
  Total income from
   investment operations              0.20          0.38          (0.01)          0.68           0.02          0.81
                                 ---------      --------       --------       --------       --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.37)         (0.37)         (0.38)         (0.39)        (0.42)
  Distributions from net
   realized gain                     (0.01)         0.00           0.00           0.00           0.00          0.00
                                 ---------      --------       --------       --------       --------      --------
  Total distributions                (0.19)        (0.37)         (0.37)         (0.38)         (0.39)        (0.42)
                                                --------       --------       --------       --------      --------
 NET ASSET VALUE, END OF
PERIOD                              $10.57        $10.58         $10.57         $10.95         $10.65        $11.02
                                                ========       ========       ========       ========      ========
 TOTAL RETURN/1/                      1.88%         3.59%         (0.05)%         6.43%          0.17%         7.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $4,906        $6,057         $7,661         $9,095        $10,672       $14,368
  Ratio of net investment
   income (loss) to
   average net assets                 3.45%         3.47%          3.53%          3.49%          3.62%         3.83%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/           1.88%         1.90%          1.92%          1.88%          1.85%         1.84%
  Waived fees and
   reimbursed expenses/2/            (0.23)%       (0.23)%        (0.24)%        (0.22)%        (0.21)%       (0.24)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2,4/           1.65%         1.67%          1.68%          1.66%          1.64%         1.60%
  Portfolio turnover rate/3/            10%           21%            23%            33%            31%           37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4 Ratios include interest expenses and fees.

5 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 95

INTERMEDIATE TAX-FREE FUND
INVESTOR/5/ CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/6/           JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006          2005/3/
 NET ASSET VALUE, BEGINNING           $10.60           $10.55           $10.81          $11.02
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.21             0.39             0.37            0.24
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.12             0.07            (0.24)           0.03
                                   ---------         --------         --------        --------
  Total income from
investment
   operations                           0.33             0.46             0.13            0.27
                                   ---------         --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.21)           (0.39)           (0.37)          (0.24)
  Distributions from net               (0.02)           (0.02)           (0.02)          (0.24)
                                   ---------         --------         --------        --------
  realized gain
  Total distributions                  (0.23)           (0.41)           (0.39)          (0.48)
                                   ---------         --------         --------        --------
 NET ASSET VALUE, END OF              $10.70           $10.60           $10.55          $10.81
                                   =========         ========         ========        ========
  PERIOD
 TOTAL RETURN/1/                        3.16%            4.41%            1.22%           2.56%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $416,026         $313,361         $90,623         $71,870
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.94%            3.66%            3.53%           3.32%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                         1.20%            1.23%            1.32%           1.21%
  Waived fees and reimbursed           (0.45)%          (0.48)%          (0.57)%         (0.62)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                0.75%            0.75%            0.75%           0.59%
  expenses/2/
  Portfolio turnover rate/4/              49%              78%             102%             57%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.
5 Class A and Class C shares incepted July 31, 2007. Performance shown reflects that of the Investor Class shares.
6 For the period July 1, 2007 to December 31, 2007.

 96 FINANCIAL HIGHLIGHTS

INTERMEDIATE TAX-FREE FUND
INVESTOR/5/ CLASS SHARES-COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period



                                    OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
 FOR THE PERIOD ENDED:                2004               2003               2002
 NET ASSET VALUE, BEGINNING            $10.78             $10.48            $10.25
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.39               0.41              0.45
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.29               0.30              0.26
                                    ---------          ---------         ---------
  Total income from
investment
   operations                            0.68               0.71              0.71
                                    ---------          ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.39)             (0.41)            (0.45)
  Distributions from net                (0.05)              0.00             (0.03)
                                    ---------          ---------         ---------
  realized gain
  Total distributions                   (0.44)             (0.41)            (0.48)
                                    ---------          ---------         ---------
 NET ASSET VALUE, END OF               $11.02             $10.78            $10.48
                                    =========          =========         =========
  PERIOD
 TOTAL RETURN/1/                         6.44%              6.84%             7.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $41,936            $50,890           $33,654
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                    3.60%              3.76%             4.20%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses /2/                          1.15%              1.16%             1.43%
  Waived fees and reimbursed            (0.66)%            (0.73)%           (1.36)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and                 0.49%              0.43%             0.07%
  expenses/2/
  Portfolio turnover rate/4/               95%               190%              225%


1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued. Portfolio turnover rates shown for less than one year are not annualized.
5 Class A and Class C shares incepted July 31, 2007. Performance shown reflects that of the Investor Class shares.

                                                         FINANCIAL HIGHLIGHTS 97

MINNESOTA TAX-FREE FUND
CLASS A SHARES-COMMENCED ON JANUARY 12, 1988
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.70          $10.74          $11.15          $10.89          $11.27          $10.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.23            0.45            0.45            0.45            0.46            0.47
  Net realized and
   unrealized gain (loss)
   on investments                       0.05           (0.01)          (0.37)           0.30           (0.39)           0.43
                                   ---------        --------        --------        --------        --------        --------
  Total income from
   investment operations                0.28            0.44            0.08            0.75            0.07            0.90
                                   ---------        --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.23)          (0.45)          (0.45)          (0.44)          (0.45)          (0.47)
  Distributions from net
   realized gain                       (0.03)          (0.03)          (0.04)          (0.05)           0.00            0.00
                                   ---------        --------        --------        --------        --------        --------
  Total distributions                  (0.20)          (0.48)          (0.49)          (0.49)          (0.45)          (0.47)
                                   ---------        --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $10.72          $10.70          $10.74          $11.15          $10.89          $11.27
                                   =========        ========        ========        ========        ========        ========
 TOTAL RETURN/1/                        2.68%           4.14%           0.73%           7.06%           0.61%           8.49%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $40,343         $37,897         $38,145         $37,829         $37,468         $41,485
  Ratio of net investment
   income (loss) to
   average net assets                   4.24%           4.18%           4.17%           4.06%           4.11%           4.27%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.07%           1.07%           1.08%           1.06%           1.04%           0.98%
  Waived fees and
   reimbursed expenses/2/              (0.22)%         (0.22)%         (0.23)%         (0.21)%         (0.19)%         (0.21)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               0.85%           0.85%           0.85%           0.85%           0.85%           0.77%
  Portfolio turnover rate/3/              20%             19%             20%             18%             12%             23%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


 98 FINANCIAL HIGHLIGHTS

MINNESOTA TAX-FREE FUND
CLASS B SHARES-COMMENCED ON AUGUST 6, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/        JUNE 30,       JUNE 30,      JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.69        $10.74         $11.15         $10.89         $11.27          $10.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.20          0.38           0.37           0.38           0.37            0.39
  Net realized and
   unrealized gain (loss)
   on investments                     0.05         (0.03)         (0.37)          0.29          (0.39)           0.43
                                 ---------      --------       --------       --------       --------        --------
  Total income from
   investment operations              0.25          0.35           0.00           0.67          (0.02)           0.82
                                 ---------      --------       --------       --------       --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.19)        (0.37)         (0.37)         (0.36)         (0.36)          (0.39)
  Distributions from net
   realized gain                     (0.03)        (0.03)         (0.04)         (0.05)          0.00            0.00
                                 ---------      --------       --------       --------       --------        --------
  Total distributions                (0.22)        (0.40)         (0.41)         (0.41)         (0.36)          (0.39)
                                 ---------      --------       --------       --------       --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $10.72        $10.69         $10.74         $11.15         $10.89          $11.27
                                 =========      ========       ========       ========       ========        ========
 TOTAL RETURN/1/                      2.39%         3.27%         (0.02)%         6.27%         (0.14)%          7.68%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $5,382        $6,200         $8,787        $10,987        $15,059         $22,012
  Ratio of net investment
   income (loss) to
   average net assets                 3.50%         3.43%          3.41%          3.31%          3.36%           3.51%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.82%         1.82%          1.83%          1.81%          1.79%           1.71%
  Waived fees and
   reimbursed expenses/2/            (0.23)%       (0.22)%        (0.23)%        (0.21)%        (0.19)%         (0.19)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.59%         1.60%          1.60%          1.60%          1.60%           1.52%
  Portfolio turnover rate/3/            20%           19%            20%            18%            12%             23%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                         FINANCIAL HIGHLIGHTS 99

MINNESOTA TAX-FREE FUND
CLASS C SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/4/
 NET ASSET VALUE, BEGINNING           $10.69           $10.73           $11.15           $10.97
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.19             0.36             0.37             0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.06            (0.01)           (0.38)            0.18
                                   ---------         --------         --------         --------
  Total income from
investment
   operations                           0.25             0.35            (0.01)            0.26
                                   ---------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.19)           (0.36)           (0.37)           (0.08)
  Distributions from net               (0.03)           (0.03)           (0.04)            0.00
                                   ---------         --------         --------         --------
  realized gain
  Total distributions                  (0.22)           (0.39)           (0.41)           (0.08)
                                   ---------         --------         --------         --------
 NET ASSET VALUE, END OF              $10.72           $10.69           $10.73           $11.15
                                   =========         ========         ========         ========
  PERIOD
 TOTAL RETURN/1/                        2.39%            3.35%           (0.13)%           2.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $1,289           $1,245             $635             $389
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.49%            3.41%            3.40%            3.36%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.82%            1.82%            1.83%            1.82%
  Waived fees and reimbursed           (0.22)%          (0.22)%          (0.23)%          (0.22)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          1.60%            1.60%            1.60%            1.60%
  Portfolio turnover rate/3/              20%              19%              20%              18%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


 100 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
CLASS A SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60            $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.20             0.40             0.40             0.09
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.04)            0.11            (0.19)            0.17
                                    --------          -------          -------          -------
  Total income from
investment
   operations                           0.16             0.51             0.21             0.26
                                    --------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.20)           (0.40)           (0.40)           (0.09)
  Distributions from net                0.00            (0.02)            0.00             0.00
                                    --------          -------          -------          -------
  realized gain
  Total distributions                  (0.20)           (0.42)           (0.40)           (0.09)
                                    --------          -------          -------          -------
 NET ASSET VALUE, END OF               $9.46            $9.50            $9.41            $9.60
                                    ========          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                        1.74%            5.38%            2.20%            2.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $123,693         $127,411         $134,850         $141,868
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   4.24%            4.11%            4.20%            4.48%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.05%            1.07%            1.08%            1.08%
  Waived fees and reimbursed           (0.20)%          (0.22)%          (0.23)%          (0.23)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          0.85%            0.85%            0.85%            0.85%
  Portfolio turnover rate/3/              95%             107%             136%              68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 101

MUNICIPAL BOND FUND
CLASS B SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006          2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60           $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.17             0.32             0.33            0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.04)            0.11            (0.19)           0.17
                                    --------          -------          -------         -------
  Total income from
investment
   operations                           0.13             0.43             0.14            0.25
                                    --------          -------          -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.17)           (0.32)           (0.33)          (0.08)
  Distributions from net                0.00            (0.02)            0.00            0.00
                                    --------          -------          -------         -------
  realized gain
  Total distributions                  (0.17)           (0.34)           (0.33)          (0.08)
                                    --------          -------          -------         -------
 NET ASSET VALUE, END OF               $9.46            $9.50            $9.41           $9.60
                                    ========          =======          =======         =======
  PERIOD
 TOTAL RETURN/1/                        1.36%            4.59%            1.43%           2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $7,366           $8,642          $12,366         $22,680
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.49%            3.36%            3.44%           3.74%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.79%            1.82%            1.83%           1.83%
  Waived fees and reimbursed           (0.20)%          (0.22)%          (0.22)%         (0.23)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          1.59%            1.60%            1.61%           1.60%
  Portfolio turnover rate/3/              95%             107%             136%             68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


 102 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
CLASS C SHARES-COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006            2005/4/
 NET ASSET VALUE, BEGINNING            $9.50            $9.41            $9.60            $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                 0.17             0.32             0.33             0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      (0.05)            0.11            (0.19)            0.17
                                    --------          -------          -------          -------
  Total income from
investment
   operations                           0.12             0.43             0.14             0.25
                                    --------          -------          -------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.17)           (0.32)           (0.33)           (0.08)
  Distributions from net                0.00            (0.02)            0.00             0.00
                                    --------          -------          -------          -------
  realized gain
  Total distributions                  (0.17)           (0.34)           (0.33)           (0.08)
                                    --------          -------          -------          -------
 NET ASSET VALUE, END OF               $9.45            $9.50            $9.41            $9.60
                                    ========          =======          =======          =======
  PERIOD
 TOTAL RETURN/1/                        1.25%            4.59%            1.43%            2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $1,956           $2,146           $1,953           $1,966
  (000s)
  Ratio of net investment
income (loss) to
   average net assets                   3.49%            3.36%            3.45%            3.73%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2/                          1.78%            1.82%            1.84%            1.83%
  Waived fees and reimbursed           (0.18)%          (0.22)%          (0.23)%          (0.23)%
  expenses/2/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/2/                          1.60%            1.60%            1.61%            1.60%
  Portfolio turnover rate/3/              95%             107%             136%              68%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from April 11, 2005 (commencement of Class) to June 30, 2005.

5 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 103

NATIONAL LIMITED-TERM TAX-FREE FUND
CLASS A SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006             2005            2004/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.59           $10.61           $10.81           $10.81           $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.20             0.38             0.32             0.28             0.10
  Net realized and
   unrealized gain (loss)
   on investments                       0.07            (0.02)           (0.20)            0.00            (0.22)
                                   ---------         --------         --------         --------         --------
  Total income from
   investment operations                0.27             0.36             0.12             0.28            (0.12)
                                   ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.20)           (0.38)           (0.32)           (0.28)           (0.10)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00             0.00
                                   ---------         --------         --------         --------         --------
  Total distributions                  (0.20)           (0.38)           (0.32)           (0.28)           (0.10)
                                   ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                $10.66           $10.59           $10.61           $10.81           $10.81
                                   =========         ========         ========         ========         ========
 TOTAL RETURN/1/                        2.55%            3.38%            1.11%            2.61%           (1.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $3,981           $3,836           $2,212           $3,978           $1,147
  Ratio of net investment
   income (loss) to
   average net assets                   3.69%            3.54%            2.96%            2.61%            2.15%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.11%            1.11%            1.12%            1.14%            1.05%
  Waived fees and
   reimbursed expenses/2/              (0.28)%          (0.26)%          (0.27)%          (0.29)%          (0.20)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               0.83%            0.85%            0.85%            0.85%            0.85%
  Portfolio turnover rate/3/              31%              77%              69%              26%              24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from January 30, 2004 (commencement of Class) to June 30,
  2004.

5 For the period July 1, 2007 to December 31, 2007.


 104 FINANCIAL HIGHLIGHTS

NATIONAL LIMITED-TERM TAX-FREE FUND
CLASS B SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006             2005            2004/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.58           $10.60           $10.80           $10.80           $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.16             0.29             0.24             0.20             0.07
  Net realized and
   unrealized gain (loss)
   on investments                       0.07            (0.02)           (0.20)            0.00            (0.23)
                                   ---------         --------         --------         --------         --------
  Total income from
   investment operations                0.23             0.27             0.04             0.20            (0.16)
                                   ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.16)           (0.29)           (0.24)           (0.20)           (0.07)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00             0.00
                                   ---------         --------         --------         --------         --------
  Total distributions                  (0.16)           (0.29)           (0.24)           (0.20)           (0.07)
                                   ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                $10.65           $10.58           $10.60           $10.80           $10.80
                                   =========         ========         ========         ========         ========
 TOTAL RETURN/1/                        2.16%            2.61%            0.35%            1.85%           (1.57)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $208             $272             $377             $759             $628
  Ratio of net investment
   income (loss) to
   average net assets                   2.92%            2.77%            2.21%            1.85%            1.52%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.87%            1.86%            1.88%            1.88%            1.82%
  Waived fees and
   reimbursed expenses/2/              (0.29)%          (0.26)%          (0.28)%          (0.28)%          (0.22)%
  Ratio of expenses to
   average net assets after
   waived fees and
   expenses/2/                          1.58%            1.60%            1.60%            1.60%            1.60%
  Portfolio turnover rate/3/              31%              77%              69%              26%              24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from January 30, 2004 (commencement of Class) to June 30,
  2004.

5 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 105

NATIONAL LIMITED-TERM TAX-FREE FUND
CLASS C SHARES-COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period


                                   DECEMBER 31,
                                    2007/5/           JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2007             2006             2005            2004/4/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $10.58           $10.59           $10.80           $10.79           $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.16             0.29             0.24             0.20             0.06
  Net realized and
   unrealized gain (loss)
   on investments                       0.06            (0.01)           (0.21)            0.01            (0.24)
                                   ---------         --------         --------         --------         --------
  Total income from
   investment operations                0.22             0.28             0.03             0.21            (0.18)
                                   ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.16)           (0.29)           (0.24)           (0.20)           (0.06)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00             0.00
                                   ---------         --------         --------         --------         --------
  Total distributions                  (0.16)           (0.29)           (0.24)           (0.20)           (0.06)
                                   ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
PERIOD                                $10.64           $10.58           $10.59           $10.80           $10.79
                                   =========         ========         ========         ========         ========
 TOTAL RETURN/1/                        2.07%            2.71%            0.25%            1.95%           (1.69)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $606             $637             $856             $960             $163
  Ratio of net investment
   income (loss) to
   average net assets                   2.94%            2.77%            2.21%            1.89%            1.36%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/               1.87%            1.86%            1.88%            1.89%            1.79%
  Waived fees and
   reimbursed expenses/2/              (0.29)%          (0.26)%          (0.28)%          (0.29)%          (0.19)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/               1.58%            1.60%            1.60%            1.60%            1.60%
  Portfolio turnover rate/3/              31%              77%              69%              26%              24%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 For the period from January 30, 2004 (commencement of Class) to June 30,
  2004.

5 For the period July 1, 2007 to December 31, 2007.


 106 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE FUND
CLASS A SHARES-COMMENCED ON AUGUST 1, 1989
For a share outstanding throughout each period


                                  DECEMBER 31,
                                    2007/4/         JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:            (UNAUDITED)         2007            2006            2005            2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $10.29           $10.24          $10.61         $10.16          $10.53          $10.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.22             0.42            0.43           0.45            0.45            0.50
  Net realized and
   unrealized gain (loss)
   on investments                      0.00             0.05           (0.37)          0.45           (0.37)           0.23
                                   --------         --------        --------        -------         -------         -------
  Total income from
   investment operations               0.22             0.47            0.06           0.90            0.08            0.73
                                   --------         --------        --------        -------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.22)           (0.42)          (0.43)         (0.45)          (0.45)          (0.49)
  Distributions from net
   realized gain                       0.00             0.00            0.00           0.00            0.00            0.00
                                   --------         --------        --------        -------         -------         -------
  Total distributions                 (0.22)           (0.42)          (0.43)         (0.45)          (0.45)          (0.49)
                                   --------         --------        --------        -------         -------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.29           $10.29          $10.24         $10.61          $10.16          $10.53
                                   ========         ========        ========        =======         =======         =======
 TOTAL RETURN/1/                       2.17%            4.60%           0.56%          9.06%           0.76%           7.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $93,030          $89,674         $95,887        $101,814        $103,469        $113,616
  Ratio of net investment
   income (loss) to
   average net assets                  4.27%            4.03%           4.17%          4.38%           4.35%           4.74%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              1.06%            1.06%           1.05%          1.04%           1.03%           0.95%
  Waived fees and
   reimbursed expenses/2/             (0.21)%          (0.21)%         (0.20)%        (0.19)%         (0.18)%         (0.12)%
  Ratio of expenses to
   average net assets/2/               0.85%            0.85%           0.85%          0.85%           0.85%           0.83%
  Portfolio turnover rate/3/             61%              84%             85%            59%             63%             37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 107

NATIONAL TAX-FREE FUND
CLASS B SHARES-COMMENCED ON AUGUST 6, 1993
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/       JUNE 30,        JUNE 30,       JUNE 30,      JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006            2005          2004          2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.30        $10.25         $10.61          $10.16        $10.53        $10.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.20          0.38           0.36            0.39          0.38          0.42
  Net realized and
   unrealized gain (loss)
   on investments                    (0.03)         0.04          (0.37)           0.44         (0.38)         0.23
                                 ---------      --------       --------        --------      --------      --------
  Total income from
   investment operations              0.17          0.42          (0.01)           0.83          0.00          0.65
                                 ---------      --------       --------        --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.37)         (0.35)          (0.38)        (0.37)        (0.41)
  Distributions from net
   realized gain                      0.00          0.00           0.00            0.00          0.00          0.00
                                 ---------      --------       --------        --------      --------      --------
  Total distributions                (0.18)        (0.37)         (0.35)          (0.38)        (0.37)        (0.41)
                                 ---------      --------       --------        --------      --------      --------
 NET ASSET VALUE, END OF
PERIOD                              $10.29        $10.30         $10.25          $10.61        $10.16        $10.53
                                 =========      ========       ========        ========      ========      ========
 TOTAL RETURN/1/                      1.69%         3.82%         (0.09)%          8.24%         0.01%         6.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $10,736       $13,525        $19,369         $24,488       $31,420       $48,540
  Ratio of net investment
   income (loss) to
   average net assets                 3.51%         3.28%          3.41%           3.62%         3.61%         3.98%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.80%         1.81%          1.81%           1.79%         1.78%         1.70%
  Waived fees and
   reimbursed expenses/2/            (0.21)%       (0.21)%        (0.21)%         (0.19)%       (0.18)%       (0.12)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.59%         1.60%          1.60%           1.60%         1.60%         1.58%
  Portfolio turnover rate/3/            61%           84%            85%             59%           63%           37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


 108 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE FUND
CLASS C SHARES-COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/4/        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006           2005           2004           2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $10.29        $10.24         $10.61         $10.16         $10.53         $10.29
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.18          0.34           0.36           0.39           0.38           0.42
  Net realized and
   unrealized gain (loss)
   on investments                    (0.01)         0.05          (0.38)          0.44          (0.38)          0.23
                                 ---------      --------       --------       --------       --------       --------
  Total income from
   investment operations              0.17          0.39          (0.02)          0.83           0.00           0.65
                                 ---------      --------       --------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.18)        (0.34)         (0.35)         (0.38)         (0.37)         (0.41)
  Distributions from net
   realized gain                      0.00          0.00           0.00           0.00           0.00           0.00
                                 ---------      --------       --------       --------       --------       --------
  Total distributions                (0.18)        (0.34)         (0.35)         (0.38)         (0.37)         (0.41)
                                 ---------      --------       --------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                              $10.28        $10.29         $10.24         $10.61         $10.16         $10.53
                                 =========      ========       ========       ========       ========       ========
 TOTAL RETURN/1/                      1.69%         3.82%         (0.18)%         8.25%          0.02%          6.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $6,816        $6,715         $7,160         $8,497         $9,829        $15,161
  Ratio of net investment
   income (loss) to
   average net assets                 3.52%         3.28%          3.42%          3.63%          3.62%          3.95%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.81%         1.81%          1.81%          1.79%          1.78%          1.71%
  Waived fees and
   reimbursed expenses/2/            (0.21)%       (0.21)%        (0.21)%        (0.19)%        (0.18)%        (0.13)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.60%         1.60%          1.60%          1.60%          1.60%          1.58%
  Portfolio turnover rate/3/            61%           84%            85%            59%            63%            37%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

4 For the period July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 109

SHORT-TERM MUNICIPAL BOND FUND
CLASS C SHARES-COMMENCED ON JANUARY 31, 2003
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/8/        JUNE 30,        JUNE 30,        JUNE 30,     OCTOBER 31,    OCTOBER 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007             2006          2005/4/         2004         2003/7/
 NET ASSET VALUE, BEGINNING
OF PERIOD                            $9.73         $9.73           $9.82            $9.84         $9.83          $9.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.15          0.28            0.24             0.13          0.19           0.16
  Net realized and
   unrealized gain (loss)
   on investments                     0.05          0.00           (0.09)           (0.02)         0.01           0.04
                                  --------       -------         -------          -------       -------        -------
  Total income from
   investment operations              0.20          0.28            0.15             0.11          0.20           0.20
                                  --------       -------         -------          -------       -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.15)        (0.28)          (0.24)           (0.13)        (0.19)         (0.16)
  Distributions from net
   realized gain                      0.00          0.00            0.00          0.00/5/          0.00           0.00
                                  --------       -------         -------        ---------       -------        -------
  Total distributions                (0.15)        (0.28)          (0.24)           (0.13)        (0.19)         (0.16)
                                  --------       -------         -------        ---------       -------        -------
 NET ASSET VALUE, END OF
PERIOD                               $9.78         $9.73           $9.73            $9.82         $9.84          $9.83
                                  ========       =======         =======        =========       =======        =======
 TOTAL RETURN/1/                      2.11%         2.85%           1.57%            1.16%         2.08%          2.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $3,589        $2,847          $4,965           $8,228        $6,982         $2,869
  Ratio of net investment
   income (loss) to
   average net assets                 3.10%         2.81%           2.46%            1.98%         1.96%          2.05%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/             1.74%         1.73%           1.74%            1.78%         1.82%          1.91%
  Waived fees and
   reimbursed expenses/2/            (0.19)%       (0.18)%         (0.16)%          (0.05)%       (0.03)%        (0.03)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/             1.55%         1.55%           1.58%/6/         1.73%         1.79%          1.88%
  Portfolio turnover rate/3/            55%          126%            129%              75%           69%            84%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed.
  The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 In 2005, the Fund changed its fiscal year end from October 31 to June 30.
5 Amount calculated is less than $0.005.
6 Effective November 1, 2005, the net expense cap changed from 1.60% to 1.55%.
  However, the net expense reported is the actual expense that occurred during the twelve-month period ended June 30, 2006.
7 For the period from January 31, 2003 (commencement of Class) to October 31,
  2003.

8 For the period July 1, 2007 to December 31, 2007.


 110 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 30, 1995
For a share outstanding throughout each period



                                DECEMBER 31,
                                   20075        JUNE 30,      JUNE 30,      JUNE 30,     OCTOBER 31,     OCTOBER 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007          2006        2005/3/         2004            2003
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $4.76         $4.76         $4.77         $4.83          $4.87            $4.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.09          0.16          0.14          0.08           0.10             0.12
  Net realized and
   unrealized gain (loss)
   on investments                    0.02          0.01         (0.01)        (0.06)         (0.04)            0.00
                                  -------        ------        ------        ------         ------           ------
  Total income from
   investment operations             0.11          0.17          0.13          0.02           0.06             0.12
                                  -------        ------        ------        ------         ------           ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.10)        (0.17)        (0.14)        (0.08)         (0.10)           (0.13)
  Distributions from net
   realized gain                     0.00          0.00          0.00          0.00           0.00             0.00
                                  -------        ------        ------        ------         ------           ------
  Total distributions               (0.10)        (0.17)        (0.14)        (0.08)         (0.10)           (0.13)
                                  -------        ------        ------        ------         ------           ------
 NET ASSET VALUE, END OF
PERIOD                              $4.77         $4.76         $4.76         $4.77          $4.83            $4.87
                                  =======        ======        ======        ======         ======           ======
 TOTAL RETURN/1/                     2.34%         3.59%         2.84%         0.44%          1.30%            2.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $355,170      $340,682      $419,465      $556,121       $881,337      $1,401,082
  Ratio of net investment
   income (loss) to
   average net assets               4.005          3.52%         3.02%         2.53%          2.11%            2.39%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/            1.25%         1.23%         1.22%         0.90%          0.75%            0.70%
  Waived fees and
   reimbursed expenses/2/           (0.53)%       (0.51)%       (0.50)%       (0.14)%        (0.02)%           0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            0.72%         0.72%         0.72%         0.76%          0.73%            0.70%
  Portfolio turnover rate/4/           81%          123%          128%           47%            72%             128%

                                 OCTOBER 31,
 FOR THE PERIOD ENDED:              2002
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $4.94
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                              0.15
  Net realized and
   unrealized gain (loss)
   on investments                     (0.06)
                                     ------
  Total income from
   investment operations               0.09
                                     ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.15)
  Distributions from net
   realized gain                       0.00
                                     ------
  Total distributions                 (0.15)
                                     ------
 NET ASSET VALUE, END OF
PERIOD                                $4.88
                                     ======
 TOTAL RETURN/1/                       1.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $1,256,332
  Ratio of net investment
   income (loss) to
   average net assets                  3.12%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/              0.69%
  Waived fees and
   reimbursed expenses/2/              0.00%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/              0.69%
  Portfolio turnover rate/4/             76%



1 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. Ratios shown for periods of less than one year are not annualized.
3 In 2005, the Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
5 For the period from July 1, 2007 to December 31, 2007.


                                                        FINANCIAL HIGHLIGHTS 111

WISCONSIN TAX-FREE FUND
CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period


                                DECEMBER 31,
                                  2007/6/        JUNE 30,       JUNE 30,       JUNE 30,     OCTOBER 31,    OCTOBER 31,
 FOR THE PERIOD ENDED:          (UNAUDITED)       2007           2006          2005/4/         2004         2003/5/
 NET ASSET VALUE, BEGINNING
OF PERIOD                         $$10.44         $10.38         $10.70         $10.80         $10.69         $10.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.15           0.30           0.30           0.21           0.32           0.26
  Net realized and
   unrealized gain (loss)
   on investments                    0.10           0.11          (0.29)          0.06           0.16           0.09
                                ---------       --------       --------       --------       --------       --------
  Total income from
   investment operations             0.25           0.41           0.01           0.27           0.48           0.35
                                ---------       --------       --------       --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.15)         (0.30)         (0.30)         (0.21)         (0.32)         (0.26)
  Distributions from net
   realized gain                    (0.02)         (0.05)         (0.03)         (0.16)         (0.05)          0.00
                                ---------       --------       --------       --------       --------       --------
  Total distributions               (0.17)         (0.35)         (0.33)         (0.37)         (0.37)         (0.26)
                                ---------       --------       --------       --------       --------       --------
 NET ASSET VALUE, END OF
PERIOD                             $10.52         $10.44         $10.38         $10.70         $10.80         $10.69
                                =========       ========       ========       ========       ========       ========
 TOTAL RETURN/1/                     2.43%          3.99%          0.07%          2.60%          4.54%          3.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $3,805         $3,730         $3,346         $2,583         $2,380         $2,704
  Ratio of net investment
   income (loss) to
   average net assets                2.85%          2.87%          2.86%          2.97%          3.00%          2.71%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/            1.83%          1.88%          2.00%          2.07%          2.10%          2.08%
  Waived fees and
   reimbursed expenses/2/            1.88%         (0.39)%        (0.50)%        (0.58)%        (0.60)%        (0.58)%
  Ratio of expenses to
   average net assets after
   waived fees and
   reimbursed expenses/2/            1.49%          1.49%          1.50%          1.49%          1.50%          1.50%
  Portfolio turnover rate/3/           64%            51%           111%            24%            17%            54%


1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.Ratios shown for periods of less than one year are annualized.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates shown for periods of less than one year are not annualized.
4 In 2005, the Fund changed its fiscal year end from October 31 to June 30.
5 For the period from December 26, 2002 (commencement of Class) to October 31,
  2003.

6 For the period July 1, 2007 to December 31, 2007.


 112 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                            048MIR / P1101 03-08
                                                          ICA Reg. No. 811-09253
(Copyright) 2008 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                      STATEMENT OF ADDITIONAL INFORMATION


                                 April 1, 2008


                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

          WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND
                 WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND
                  WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND
                WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND
                 WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND
                   WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND

           WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND
                  WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND
              WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND

          WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND
                 WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, and Minnesota Tax-Free Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, Municipal Bond, National Limited-Term Tax Free and National Tax Free Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS subject to the limitations described in each Fund's prospectus. Class A shares of the Short-Term Municipal Bond Fund are currently not available for investment, except to eligible investors on July 18, 2008, and thereafter to any other investors-See "A Choice of Share Classes" in the Class A, B, and C shares prospectus for further information. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.



                                        CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INSTITUTIONAL     INVESTOR
FUND                                    A, B, C       Z           CLASS          CLASS          CLASS          CLASS
 California Limited-Term Tax-Free        o/1/                       o
 California Tax-Free                      o                         o
 Colorado Tax-Free                        o                         o
 Intermediate Tax-Free                   o/1/                       o                             o              o
 Minnesota Tax-Free                       o           o             o
 Municipal Bond                           o                         o                             o              o
 National Limited-Term Tax-Free           o                         o
 National Tax-Free                        o                         o
 Short-Term Municipal Bond               o/1/                                                     o              o
 Ultra Short-Term Municipal Income       o/2/                                      o              o              o
 Wisconsin Tax-Free                      o/1/                                                                    o


/1/   Offers Class A and Class C shares only.

/2/   Offers Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated November 1, 2007, and April 1, 2008. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended June 30, 2007, and the unaudited financial statements for the Funds for the semi-annual period ended December 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     MIFS/FASAI02 (04/08)

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS       21
SPECIAL CONSIDERATIONS AFFECTING COLORADO MUNICIPAL OBLIGATIONS         28
SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS        31
SPECIAL CONSIDERATIONS AFFECTING WISCONSIN TAX-FREE FUND                32
MANAGEMENT                                                              33
 Trustees and Officers                                                  33
 Investment Adviser                                                     36
 Investment Sub-Adviser                                                 39
 Portfolio Managers                                                     41
 Administrator                                                          44
 Distributor                                                            47
 Shareholder Servicing Agent                                            49
 Custodian                                                              50
 Fund Accountant                                                        50
 Transfer and Distribution Disbursing Agent                             50
 Underwriting Commissions                                               50
 Code of Ethics                                                         51
DETERMINATION OF NET ASSET VALUE                                        51
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          51
PORTFOLIO TRANSACTIONS                                                  55
FUND EXPENSES                                                           57
FEDERAL INCOME TAXES                                                    58
PROXY VOTING POLICIES AND PROCEDURES                                    69
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       70
CAPITAL STOCK                                                           72
OTHER INFORMATION                                                       82
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           82
FINANCIAL INFORMATION                                                   82
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION


     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.


     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, National Limited-Term Tax-Free, and National Tax-Free Funds were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies. The Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS/SM/, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Norwest, Great Plains, and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.


WELLS FARGO ADVANTAGE FUNDS                                   PREDECESSOR FUND
------------------------------------------------------------- ----------------------------------------------
Wells Fargo Advantage California Limited-Term Tax-Free Fund   Stagecoach California Tax-Free Income Fund
Wells Fargo Advantage California Tax-Free Fund                Stagecoach California Tax-Free Bond Fund
Wells Fargo Advantage Colorado Tax-Free Fund                  Norwest Colorado Tax-Free Fund
Wells Fargo Advantage Intermediate Tax-Free Fund              Strong Intermediate Municipal Bond Fund
Wells Fargo Advantage Minnesota Tax-Free Fund                 Norwest Minnesota Tax-Free Fund
Wells Fargo Advantage Municipal Bond Fund                     Strong Municipal Bond Fund
Wells Fargo Advantage National Limited-Term Tax-Free Fund     Norwest Limited Term Tax-Free Fund
Wells Fargo Advantage National Tax-Free Fund                  Norwest Tax-Free Income Fund
Wells Fargo Advantage Short-Term Municipal Bond Fund          Strong Short-Term Municipal Bond Fund
Wells Fargo Advantage Ultra Short-Term Municipal Income       Strong Ultra Short-Term Municipal Income Fund
Fund
Wells Fargo Advantage Wisconsin Tax-Free Fund                 Strong Wisconsin Tax-Free Fund


     The CALIFORNIA LIMITED-TERM TAX-FREE and CALIFORNIA TAX-FREE FUNDS (the "California Funds") commenced operations on November 8, 1999, as successors to the Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Bond Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The Stagecoach California Tax-Free Income Fund commenced operations on January 1, 1992 and the Stagecoach California Tax-Free Income Fund commenced operations on November 18, 1992. On December 15, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland") was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988. The Fund changed its name from the California Limited Term Tax-Free Fund to the California Limited-Term Tax-Free Fund effective April 11, 2005.

     The COLORADO TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

     The INTERMEDIATE TAX-FREE FUND commenced operations on April 11, 2005, as successor to the Strong Intermediate Municipal Bond Fund. The predecessor Strong Intermediate Municipal Bond Fund commenced operations on July 31, 2001.

     The MINNESOTA TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

     The MUNICIPAL BOND FUND commenced operations on April 11, 2005, as successor to the Strong Municipal Bond Fund. The predecessor Strong Municipal Bond Fund commenced operations on October 23, 1986.

     The NATIONAL LIMITED-TERM TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Limited Term Tax-Free Fund. The predecessor Norwest Fund commenced operations on October 1, 1996. The Fund changed its name from the National Limited Term Tax-Free Fund to the National Limited-Term Tax-Free Fund effective April 11, 2005.

     The NATIONAL TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Stagecoach National Tax-Free Fund and the Norwest Tax-Free Income Fund. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund. The predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. On February 23, 2001, the National Tax-Free Fund acquired all of the net assets of the First Achievement Idaho Municipal Bond Fund and First Achievement Municipal Bond Fund. On May 20, 2002, the National Tax-Free Fund acquired all of the net assets of the Wells Fargo Arizona Tax-Free Fund and the Wells Fargo Oregon Tax-Free Fund.


     The SHORT-TERM MUNICIPAL BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Municipal Bond Fund. The predecessor Strong Short-Term Municipal Bond Fund commenced operations on December 31, 1991.


     The ULTRA SHORT-TERM MUNICIPAL INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Municipal Income Fund. The predecessor Strong Ultra Short-Term Municipal Income Fund commenced operations on November 30, 1995.

     The WISCONSIN TAX-FREE FUND commenced operations on April 11, 2005, as successor to the Strong Wisconsin Tax-Free Fund. The predecessor Strong Wisconsin Tax-Free Fund commenced operations on April 6, 2001.

                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that
(i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;


     (2) except for the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, and Minnesota Tax-Free Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;


     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;


     (9) with respect to the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, and Wisconsin Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which
(i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state's income tax;


     (10) with respect to the Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and some of their key associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or a Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in a Prospectus, the Fund under normal circumstances will not invest more than 15% of its assets in the security type.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------

     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivables of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security in its related securitization transaction will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets in securitization transactions in which asset-backed securities are issued include consumer loans or receivables, home equity loans, automobile loans or leases, timeshares, and other types of receivables or assets.

     While each asset-backed security is issued with a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying pool of assets in a securitization. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities from the securitization to pay-down in full prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often subject to some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
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     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
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     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Commercial Paper
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     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.


     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Funding Agreements
------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------


     Each Fund may invest in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.


     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(ii) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

     Fixed-Income Securities.
     -----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in Appendix A.

Loan Participations
-------------------

     Loan participations (sometimes called "bank loans") are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES ("MBS"). Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) may be backed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations ("CMOs"), adjustable rate mortgage securities ("ARMs") and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     CMOS. CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS include securities that are secured by mortgage loans on commercial real property. In terms of total outstanding principal amount of issues, the CMBS market is relatively small compared to the market for residential mortgage-backed securities. However, demand for CMBS and the volume of CMBS in the marketplace has increased significantly during the past few years. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. As an issuer of mortgage-backed securities, including ARMs, FNMA also guarantees full and timely payment of both interest and principal on such securities. Similarly, FHLMC guarantees full and timely payment of both interest and principal on the ARMs it issues. Neither FNMA nor FHLMC ARMs are backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, their respective securities are generally considered to be high-quality investments that present minimal credit risks. The mortgage loans underlying ARMs guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk than U.S. Government agency issued-ARMs. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The net asset value of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     The U.S. Supreme Court has agreed to review a state court's decision that held that a statute that exempts interest on in-state municipal instruments from state income taxes, while taxing interest on out-of-state municipal instruments, violates the Commerce Clause of the U.S. Constitution. More than 40 states, including the states of the state-specific funds in this SAI, similarly exempt interest on in-state municipal instruments, while taxing interest on out-of-state municipal instruments.

     If the U.S. Supreme Court affirms this decision, most states likely will have to revisit the way in which they treat the interest on municipal bonds. This could result in interest earned on securities held by a state-specific fund becoming taxable, thereby impacting the tax status of state-specific fund distributions for state tax purposes, potentially even retroactively, as well as causing a decline in the value of such securities. The value of state-specific fund shares in turn, and of municipal bond funds in general, could also decline as a result. State-specific funds might need to revise substantially their investment objectives, principal investment strategies and/or investment policies. The U.S. Supreme Court heard arguments in this case in November 2007.


     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Municipal Securities
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     STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

Stripped Securities
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     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased are not subject to prepayment or extension risk.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

U.S. Government Obligations
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     Securities issued by U.S. Government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association ("GNMA" or "Ginnie Mae"), a wholly owned U.S. Government corporation, does not buy or sell loans or issue mortgage-backed securities, but is the only entity authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on mortgage-backed securities issued by institutions approved by GNMA and backed by pools of mortgages federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"). Other guarantors or issuers of loans eligible as collateral for Ginnie Mae MBS include the Department of Agriculture's Rural Housing Service ("RHS") and the Department of Housing and Urban Development's Office of Public and Indian Housing ("PIH"). Examples of U.S. Government agencies or government-sponsored entities that are not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac").

     FNMA issues MBS, and guarantees that investors will receive timely principal and interest payments. Such guarantees are not backed by the full faith and credit of the U.S. Government. Similarly, FHLMC funds its purchases of mortgages from lending institutions through the use of securitization-based financing. While FHLMC issues guarantees of payment of principal and interest on all securities issued in its MBS securitizations, such guarantees are not backed by the full faith and credit of the U.S. Government.

     If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are viewed as having minimal or no credit risk but are still subject to interest rate risk.

Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
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     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
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Derivative Securities
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     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although the Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.


     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the equity derivative and imperfect correlation of the equity derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.


     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives, including those traded in the over-the-counter market, are often subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.


     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.


     Below is a description of some of the types of futures and options in which the Funds may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification
---------------


     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free and Minnesota Tax-Free Funds are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."


Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration
------------------------


     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free and Wisconsin Tax-Free Funds invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state's political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.


     To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------


     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.


     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.


     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.


Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

General Economic Factors
-------------------------

          The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. For fiscal years ending June 2002, 2003 and 2004, revenue projections repeatedly proved too optimistic and shortfalls resulted. The State's economy began to improve in 2004 and grew at a solid pace, resulting in General Fund revenues that exceeded 2005-06 Budget forecasts. The 2006-07 fiscal year began with a balance of $10.5 billion. During the 2006-07 fiscal year, California's economic expansion slowed due to a cooling real estate market and rising fuel prices, and revenue growth has fallen. The Governor's office expects economic growth to continue to be slow through 2007 to reflect the decline in the housing market, followed by improved growth rates in 2008 and 2009.

          Fluctuations in General Fund revenues are more pronounced than the volatility in California's overall economy and more substantial than the revenue fluctuations in other states, according to a January 2005 study by the Legislative Analyst's Office ("LAO"), a nonpartisan agency. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying budget imbalance in which anticipated revenues fall short of spending commitments, some of which increase annually by law regardless of revenue.

          California personal income gained 6.1 percent in 2006, but is expected by the Governor's office to drop to 5.3 percent in 2007 before improving to 5.5 percent in 2008 and 5.8 percent in 2009. Taxable sales slowed considerably, however, in the second half of 2006. For the year as a whole, taxable sales increased 3.9 percent in 2006 compared to 7.4 percent in 2005. Over the 12 months from July 2006 to July 2007, California non-farm payroll employment grew 1.1 percent. The job growth was broad-based, as seven of California's eleven major industry sectors gained jobs. The State's unemployment rate averaged 4.9 percent in 2006, and increased to 5.2 percent as of July 1, 2007.

          After several years of record sales and soaring prices, home sales began to soften in the fourth quarter of 2005. The median price for existing home sales more than doubled between April 2001 and June 2005, from $262,420 to $542,720, but between June 2005 and February 2007, appreciation has slowed and the median price has fluctuated in the range of $540,000-$570,000. In a forecast released in October 2007, the California Association of Realtors is predicting that in 2008, the median price of a resale home in the State will decline 4 percent to $533,000, compared with a projected median of $576, 000, in 2001. Other indicators pointing to a housing slowdown include fewer loan applications, rising inventories of homes on the market and a slower pace of new residential building permit activity.

          Reduced home building, home sales and auto sales have contributed to a slowdown in taxable sales growth and job growth in the State. The problems with sub prime mortgages and the related financial market volatility, credit tightening and rising mortgage foreclosures have worsened the housing sector downturns and raised the risk of further deterioration in the State's economy.

Bond Ratings
------------

     Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     In May 2006, Moody's upgraded the credit rating of the State's general obligation bonds from A2 to A1, because of a strong economy and growing tax revenue. Also in May 2006, S&P upgraded its rating from A to A+, citing California's "strong economic growth in almost all sectors," and its recent revenue surge, which led to a higher than expected general fund balance and reduced the State's structural deficit. In June 2006, Fitch upgraded the rating of the same bonds from A to A+, citing the State's continuing economic recovery, strong revenue performance, and continued progress in reducing fiscal imbalances. The foregoing ratings have not been updated and it is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

     Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than all rated states other than Louisiana. Further, the State's current relative borrowing costs remain 0.42 percentage points higher than in September 2000, before the deterioration of the State's credit began. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

     STATE FINANCES. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

     The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

     A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap. Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs), which were authorized by voters and sold in fiscal year 2003-04 to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations taken prior to June 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

     FISCAL YEAR 2006-07 BUDGET. California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer. Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose balanced budgets, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all previous revenue sources, including prior year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. To pass a budget act requires a two-thirds vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetoes are subject to override by a two-thirds vote in each house of the Legislature.

     The 2006-07 Budget Act, enacted on June 30, 2006 (the "2006-07 Budget"), projected revenues to increase 1.2 percent to $93.9 billion and expenditures to increase 9.5 percent to $101.3 billion. The 2006-07 Budget assumed that the State General Fund would end fiscal year 2005-06 with a positive reserve of $9.5 billion. The resulting shortfall between expenditures and revenues was expected to draw down the current year reserve to $2.1 billion at the end of fiscal year 2006-07. The spending growth reflects significant spending increases for a variety of State programs and repayments and/or prepayments of $2.8 billion on obligations incurred in prior years. Education received the largest funding increase, with the minimum guaranteed amount for 2006-07 fully paid, and $2.9 billion allocated to restore guaranteed amounts that were withheld to save money in 2004-05 and 2005-06. The 2006-07 Budget paid the Transportation Improvement Fund the full $1.4 billion of annual gasoline tax revenue owed under Proposition 42, and repaid $1.4 billion of borrowing and transfers withheld pursuant to cost avoidance mechanisms implemented in the 2003-04 and 2004-05 Budgets. The 2006-07 Budget did not include any significant tax changes.

     Some of the revenue and cost-saving assumptions reflected in the 2006-07 Budget were uncertain at the time of enactment.

     PROPOSED FISCAL YEAR 2007-08 BUDGET. On August 21, 2007, the Legislature enacted the 2007-08 Budget Bill (the "2007-08 Budget"), which was signed by Governor Schwarzenegger on August 24, 2007. The 2007-08 Budget assumes that the State General Fund will end fiscal year 2006-07 with a positive reserve of $4.1 billion. The 2007-08 Budget calls for total expenditures of $102.3 billion from the General Fund with expected revenues of an equal amount, leaving an anticipated 2007-08 fiscal year end positive reserve of $4.1 billion.

     As signed by the Governor, the 2007-08 Budget reflects a 0.6 percent increase in expenditures over fiscal year 2006-07, while revenues are expected to rise 6.5 percent. The 2007-08 Budget provides for a significant increase in education spending, including $57.1 billion in total ongoing Proposition 98 General Fund expenditures, an increase of 3.8 percent compared to the enacted 2006-07 Budget, and an additional $11.3 billion in General Fund support for higher education, an increase of 3.4 percent compared to the enacted 2006-07 Budget. The 2007-08 Budget provides total expenditures of $13.4 billion for the Department of Transportation, an increase of approximately 20 percent from the 2006-07 budget, including $4.2 billion in Proposition 1B bond funds for various transportation and air quality improvement programs. The 2007-08 Budget pays the Transportation Improvement Fund the full $1.48 billion of annual gasoline tax revenues owed under Proposition 42. The 2007-08 Budget does not include any significant tax changes.

     Although the 2007-08 Budget projects that budget expenditures will not exceed projected revenues, the LAO noted in its report entitled "Major Features of the 2007 California Budget," released in August 2007, that the State would once again face operating shortfalls of more than $5 billion in both the 2008-09 and the 2009-10 fiscal years because many of the cost-saving and revenue-generating solutions enacted in the 2007-08 Budget are of a one-time nature. Some of the larger one-time actions include

$1 billion in one-time anticipated revenues from the sale of EdFund, the state's nonprofit student loan guaranty agency, to a private buyer, the transfer of $657 million of proceeds from refinancing tobacco securitization bonds, the use of $663 million of Public Transportation Account Funds to reimburse the General Fund primarily for debt service on transportation bonds and $437 million in Proposition 98 savings. Other solutions include a $247 million in reduced appropriations for the California Work Opportunity and Responsibility to Kids (CalWORKS) program by suspending cost of living adjustment for one year and permanently delaying the state Supplemental Security Income/State Supplementary Program cost of living adjustment for five months.

     The LAO further noted, in its Overview of the 2007-08 May Revision, dated May 15, 2007, that the revenue and expenditure assumptions in the 2007-08 May Revision are generally reasonable, but that it did not make adequate provision for intervening events that would required increased expenditure or reduce revenue, including economic uncertainties associated with the outlook of the housing market in light of recent sales declines, foreclosures and price reductions, the future path of crude oil and retail gasoline prices, litigation and other risks. The LAO noted that adverse developments in these areas could significantly impact both overall economic performance and state revenues. For example, the LAO points out that as the housing market slows, cities and counties have less revenue to fund K-12 education, which means the State's obligation increases in order to maintain the funding levels guaranteed by Proposition 98.

     Some of the revenue and cost-saving assumptions reflected in the 2007-08 Budget were uncertain at the time of enactment. For example, the 2007-08 Budget assumes $1 billion in General Fund revenues from the sale of EdFund. However, the sale may be delayed beyond the end of fiscal year 2007-08, or may result in a lower sale price than as anticipated. Further, Proposition 98 spending may have to increase if the State Controller's Office's property tax audit does not validate assumptions in the 2007 Budget Act about property tax growth. The General Fund reserve also may be impacted by pending litigation and deterioration of projected revenues if the State's economy is weaker than anticipated. For example, the 2007-08 May Revision assumed that bond proceeds of approximately $300 million would be derived from certain tribal gaming revenues. Lawsuits challenging the revenue-generating tribal gaming compacts have prevented the bonds from being sold.

     FUTURE BUDGETS. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

     STATE INDEBTEDNESS. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2007 Debt Affordability Report released in October 2007, the Treasurer adopted a fundamentally different approach to measuring debt affordability. In prior years, the Treasurer measured affordability based upon a debt ratio of debt service payments as a percentage of General Fund revenues. The 2007 Debt Affordability Report concluded that the right amount of debt "is not indicated by any one ratio or percentage" and, instead, examined debt affordability from a public policy perspective. The Treasurer predicted a $14.6 billion gap by the 2027-28 fiscal year between General Fund revenues and the combined costs of operating expenditures and debt service. This imbalance over the 20-year forecast period is equal, on average, to an annual General Fund revenue shortfall of 3.5 percent. The Treasurer concluded that, although the 3.5 percent yearly shortfall should not be an insurmountable problem, the State will not be able to afford both debt service and operating expenditures for programs unless it addresses the substantial, persistent budgetary imbalance.

     GENERAL OBLIGATION BONDS. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond authorizing acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds be paid from the General Fund. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of September 1, 2007, the State had outstanding approximately $51.2 billion aggregate principal amount of voter-authorized general obligation bonds (including the $8.3 billion of ERBs). As of September 1, 2007, there were unused voter authorizations for the future issuance of approximately $68.0 billion long-term general obligation bonds.

     In response to the Governor's proposal for a $220 billion infrastructure plan, the Legislature approved a $115.8 billion Strategic Growth Plan, which includes $50.1 billion in existing funding, $28.4 billion in new leveraged funding sources, and approximately $37.3 billion in new general obligation bonds that were approved by voters as four propositions on the November 2006 ballot. The four propositions are dedicated to the following programs: (i) $19.9 billion for transportation improvements, air quality and port security,
(ii) $10.4 billion for school modernization and construction, (iii) $4.1 billion for flood control and prevention and levee repair, and (iv) $2.9 billion for affordable housing programs.

     Other significant new general obligation bond authorizations include $5.4 billion in bonds for water quality and flood control also was approved by voters on the November 2006 ballot. Court challenges to the $3 billion, 10-year bond program to support stem cell research ended in May 2007, and the State began issuing the first $250 million tranche in October, 2007. Proceeds of the initial issuance will be used in part to repay a $150 million loan from the State General Fund to support the research while litigation was pending. Governor Schwarzenegger is promoting a $9.1 billion bond proposal for building dams for presentation to voters in 2008. A $9.95 billion bond measure for high speed rail projects was moved from the November 2006 ballot to the 2008 general election. The Governor has proposed to defer the light rail bond measure indefinitely.

     COMMERCIAL PAPER. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of September 1, 2007, the State had $16.0 million aggregate principal amount of general obligation commercial paper notes outstanding

     LEASE-REVENUE BONDS. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.7 billion General Fund-supported lease-revenue debt outstanding at September 1, 2007.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $49.7 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of June 30, 2007.

     ECONOMIC RECOVERY BONDS. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, the ERBs are secured by the State's full faith and credit. The State issued $10.9 billion principal amount of ERBs, which resulted in net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year. The State may issue the remainder of the authorized ERBs at any time in the future, but the 2007-08 Budget assumes no ERBs will be issued in fiscal year 2007-08. The State anticipates that approximately $82.6 billion of the ERBs will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early payments.

     TOBACCO SETTLEMENT REVENUE BONDS. In 1998 the State signed a settlement agreement with four major cigarette manufacturers, which agreed to make payments to the State in perpetuity. In 2002, the State authorized the sale of revenue bonds secured by the tobacco settlement revenues. On March 14, 2007, the State completed a refinancing of the bonds, which included a covenant that the Governor will request a General Fund appropriation to pay debt service and related costs if revenues fall short. The Legislature is not obliged to make a requested appropriation, and the tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions. The refinancing generated additional proceeds of approximately $1.258 billion for General Fund purposes. In 2006, the participating manufacturers contended they lost market share and the amount of tobacco revenues decreased by approximately $50 million, but the amounts received were still in excess of the required debt service payments. No impact to the General Fund is expected for the 2006-07 or 2007-08 fiscal years. The State attorney general is undertaking to compel the manufacturers to pay without any downward adjustments for loss of market share.

     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State plans to issue $7.0 billion of revenue anticipation notes in November 2007, which must be repaid by the end of fiscal year 2007-08, in order to maintain adequate reserves to manage the State's cash flow requirements during the fiscal year.

     INTER-FUND BORROWING. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of July 1, 2007, there were $5.8 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

     The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

     Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

     Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs.

     In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

     In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid.

     Other litigation and initiatives complicate the State's ability to spend tax revenue.

     In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by setting a statutory funding target approximately $2 billion lower than the constitutional guarantee. However, subsequent growth in General Fund revenues increased the 2004-05 Proposition 98 amount by an additional $1.6 billion, bringing the total value of the legislative suspension to $3.6 billion. Because the Proposition 98 minimum guarantee is calculated based on prior-year funding, the 2005-06 funding level was also affected by the increased revenues and was $1.3 billion less than the statutory target levels. This suspended amount is added to the existing maintenance factor, or the difference between Proposition 98 guarantees and actual appropriations. After estimated and proposed payments in 2006-07 and 2007-08, the total estimated maintenance factor balance will be $310 million at the end of fiscal year 2007-08. This maintenance factor balance is required to be restored in future years as economic conditions improve.

     With a ballot initiative in November 2004, voters approved a surcharge of one percent on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of State revenues, because it may impede adjustments to the progressive structure of the State's individual income tax.

     More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the

Legislature's power over local revenue sources, and the identically named Proposition 1A approved at the November 7, 2006 election, which limits the Legislature's ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. Additionally, a proposed initiative measure has qualified for the February 5, 2008 statewide election which would, among other things, modify Proposition 98 to create a separate funding guarantee for community colleges, different from the funding guarantee for K-12 schools.

     The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

     EFFECT OF OTHER STATE LAWS ON BOND OBLIGATIONS. Some of the tax-exempt securities that a series of the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a judgment requiring the State Controller to discontinue its escheat practices regarding unclaimed property until better processes are in place to notify property owners, which is expected to cost the State as much as $130 million annually until the notice mechanism is remedied. The State is also subject to several lawsuits concerning deficiencies in its prison system, has already spent $1 billion to address inmate requirements, and could be ordered to spend hundreds of millions of dollars in the future. In response to the litigation, a prison spending bill, AB 900, was enacted May 3, 2007, and provides for a spending package of $7.8 billion, including lease-revenue bonds not supported by the General Fund.

     Issuance of the lease-revenue bonds, however, has been stayed pending resolution of litigation challenging the constitutionality of the lease revenue bond financing method in AB 900. In addition, on August 30, 2007, the Court of Appeals affirmed the trial court's judgment that the State must pay more than $500 million to the retired school teachers' pension fund, finding unconstitutional a statute that deferred the amount of the State's obligation for the fiscal year 2003-04. Payment of $500 million has been made; however, the State may seek further review of the decision with respect to the amount of interest that is required. More recently, on September 6, 2007, a lawsuit was filed challenging the use in the 2007 Budget Act of about $1.188 billion from the Public Transportation Account (derived from sales taxes on motor vehicle fuels) to pay for certain transportation-related costs previously paid from the General Fund.

     Additional pending suits may cause the State to incur judgment costs in the future or inhibit the State from raising revenues. For example, a series of tax cases challenging the State's methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. The State has also sought to issue pension obligation bonds to fund all or a portion of the State's pension obligations. The trial court has barred the bonds sales as inconsistent with State constitutional debt limits. In July 2007, the trial court ruling was affirmed on appeal. The State will not seek further court review of the ruling.

     RECENT DEVELOPMENTS REGARDING ENERGY. The stability of California's power grid and its transmission capacity remains of concern. In its 2007 Summer Assessment, California's Independent Service Operator predicted adequate capacity to meet anticipated summer 2007 demands. Record heat waves in the summer of 2006 resulted in transmission emergencies, which prompted cuts to certain volunteer customers but avoided rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity, transmission lines have been upgraded, and new technology is being implemented to improve supply management.

     Natural gas prices in California are not regulated, and therefore, may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     Record setting prices for gasoline and crude oil could further harm the State's economy. Paying more for fuel can hurt corporate profit and pinch consumer spending, thereby reducing the State's tax revenues. As of October 16, 2007, the average price for regular-grade gasoline is above $3 per gallon and prices of light, sweet crude oil set a new record high of more than $87 per barrel. These increases boosted broad measures of inflation in the economy, but measures of inflation that exclude energy prices remained relatively stable.

     There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

     SEISMIC ACTIVITY. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damage to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

     FIRE. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. The State has proposed exacting user fees to allocate the cost of wildfire containment to private landowners and to cities and counties. In October 2007, President Bush declared a state of emergency in seven Southern California counties, including San Diego, Orange, Los Angeles and San Bernardino counties, following several large wildfires that ravaged the region. The fires destroyed hundreds of homes, prompted mass evacuations in San Diego county, the region hardest hit by the fires, and caused property damage estimated to exceed $1 billion. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California has experienced a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

     WATER SUPPLY AND FLOODING. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire.

     Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. Court decisions have clarified State liability for flood damage. On February 27, 2006, the Governor declared a State of Emergency to permit immediate work on repair of levees and waterways in the Sacramento-San Joaquin Flood Control System. These emergency repairs are expected to cost approximately $200 million, some or all of which may be reimbursed by the federal government or from bond funds. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

     Governor Schwarzenegger has advocated building additional dams in anticipation of increased population demands and is promoting a $9.1 billion bond proposal for building dams for presentation to the voters in 2008. Dam building encounters opposition on environmental grounds in California, however, and recent attempts to provide funding for dams have not succeeded.

        SPECIAL CONSIDERATIONS AFFECTING COLORADO MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Overview of Colorado Economy and General Information
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     During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

     During the 1990s, the Colorado economy became increasingly diversified moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation, tourism, health care, high-tech and manufacturing, with small businesses predominating. During this period there was steady improvement in the Colorado economy: per-capita income increased approximately 56% from 1990 to 1999 (5.9% in 1999) and retail trade sales increased approximately 91% from 1990 to 1999 (9.2% in 1999), reflecting, in part, an annual average population growth rate of 2.3% and an average unemployment rate of 4.4% during this period. In 2000, the peak year of the economic expansion, personal income increased approximately 12.1%, wage and salary income increased approximately 12.6% and retail trade sales revenues increased approximately 10.2%. In addition, the population increased 2.4% and the average unemployment rate hit a historic, and unsustainable, low of 2.7%.

     In 2001 Colorado's economy, like the national economy, began to weaken, taking a sharp downturn after the September 11, 2001 terrorist attacks. Personal income growth slowed to approximately 5.8% in 2001 and 0.2% in 2002. Wage and salary income growth slowed to approximately 2.8 % in 2001 and -1.5% in 2002. Retail trade sales growth slowed to approximately 1.8% in 2001 and -0.3% in 2002, while population growth slowed to 2.3% in 2001 and 1.6% in 2002. Colorado began to lose jobs in January 2001, and declines in the state's high technology, communications, and finance industries combined with a dramatic slowdown in tourism (caused in part by the worst drought since the 1930s and related Colorado wild fires), caused significant job losses during 2002. The average unemployment rate increased to 3.8% in 2001, 5.7% in 2002 and 6.1% in 2003. The job losses in 2002 and 2003 were the most severe in any reported period in the last sixty years.

     The unemployment rate in Colorado was 5.6% in 2004, followed by an unemployment rate of 5.1% in 2005 and 4.3% in 2006. The unemployment rate is expected to be 3.6% in 2007 and to gradually increase to approximately 4.0% by 2011.

     Colorado's economy had a solid year of growth in 2006, but its economy grew at a slower pace through the second quarter of 2007. Colorado government officials believe that the contraction of the single-family housing market and the banking industry's tightening credit policies may have a negative impact on growth well into 2008. Although high energy prices tend to be cited as risks to growth, much of the growth in Colorado's economy in 2007 has been driven by the oil and gas industry. At the present time, Colorado government officials believe that the Colorado economy is poised to show slow growth for the next two years, and that if the national economy should slide into recessions, Colorado will be in a relatively advantageous position to weather the storm because of the oil and gas industry.

     Personal income in Colorado increased by 6.2% in 2005, and 6.5% in 2006. Colorado government officials estimate that personal income growth will be 5.6% in 2007 and 5.4% in 2008. It is expected that personal income growth will average about 6.3% from 2008 through 2011. Colorado wage and salary income increased only by 5.7% in 2005 and 7.4% in 2006, and Colorado government officials estimate that total wage and salary income will increase 5.6% in 2007 and 5.0% in 2008. In 2009 through 2011, annual wage and salary income growth is expected to be at or above 6.5%.

     Growth in retail trade sales was 5.5% in 2006 and is estimated to be the same in 2007, compared to 5.1% in 2005. Population growth in Colorado was 1.9% in 2006 is expected to be about the same in 2007. Population growth is expected to average about 1.9% for each of the years between 2008 and 2011. After increasing 17.9% in fiscal year 2005-06 and 11.3% in fiscal year 2006-07, government officials expect net individual income tax revenue to increase 2.2% in the 2007-08 fiscal year and 6.6% in the 2008-09 fiscal year. According to government officials, the strong growth in net individual income tax revenue over the last two years was the result of healthy job creation, robust capital gains and strong growth in oil and gas royalty payments. Government officials believe higher interest rates and slower economic growth will reduce growth in individual taxes in fiscal year 2007-08.

     Net corporate income tax revenue rose 11.3% in the 2006-07 fiscal year. However, government officials expect net corporate income tax revenue to decrease 8.2% in the 2007-08 fiscal year and then increase 2.9% in the 2008-09 fiscal year. Net corporate income tax revenue is expected to increase by about 4.2% in the 2009-10 fiscal year, 5.4% in the 2010-11 fiscal year, and 4.9% in the 2011-12 fiscal year.

     Colorado government officials believe that the Colorado economy will post slower overall growth in 2007 compared to 2006. Colorado government officials also believe the moderate and steady growth experienced in employment and personal income should be strong enough to override the downturn in the housing market and the turmoil in the banking industry that is resulting in tighter lending policies. However, government officials not risks to this assessment, including declines in industries related to the housing market, such as recent layoffs in the mortgage lending industry, construction sector, financial services industry, and the real estate market, which could ripple the overall economy.

Political Subdivisions
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     The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies, which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market. Nonresidential building construction increased 28.3% in 2005 and 20.0% in 2006, and it is expected to increase 5.2% in 2007 and 7.4% in 2008. Housing permits decreased 1.3% in 2005 and 16.6% in 2006, and they are expected to decrease 20.3% in 2007 and then increase 9.0% in 2008.

State Finances: General Fund
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     The State derives most of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and income taxes, which accounted for approximately 30% and 66%, respectively, of total General Fund revenues during the 2006-07 fiscal year. Sales and use taxes and income taxes are expected to account for approximately 30% and 65%, respectively, of total General Fund revenues during the 2007-08 fiscal year.

     The State experienced an 8.6% increase in General Fund revenues for the 2006-07 fiscal year. It is anticipated that General Fund revenues will increase 2.0% for the 2007-08 fiscal year and 5.5% for the 2008-09 fiscal year. Colorado experienced a $179.0 million (or 2.9%) decline in General Fund revenues for fiscal year 2003, largely due to continued economic downturn and fallen stock values. The dismal performance of the stock markets for much of fiscal year 2003 impacted tax receipts on capital gains for that year. Similarly, the fact that a significant portion of Colorado's use tax revenue is derived from the telecom industry resulted in a 2.9% decline in use tax revenues in fiscal year 2003. As a result of the revenue shortfall, budget reductions, transfers, and other decisions were made which resulted in a General Fund reserve of $223.1 million for fiscal year 2003 in lieu of a budget deficit that otherwise would have occurred. For the 2006-07 fiscal year, General Fund excess reserve was $269.7 million.

Colorado Constitutional and Other Laws
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     STATE CONSTITUTION. The Colorado Constitution contains strict limitations on the ability of the State to create debt. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls.

     TABOR AMENDMENT. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "TABOR Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The TABOR Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

     Among other provisions, the TABOR Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. The TABOR Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. District revenues in excess of the limits prescribed by the TABOR Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. Such "TABOR surpluses" for the State grew from $139 million in the 1996-97 fiscal year to $927.2 million in the 2000-01 fiscal year, and over the past several years the State has refunded revenues in excess of applicable limits to certain taxpayers in the State in accordance with the TABOR Amendment.

     During the 1990s the federal government underestimated Colorado's population. Therefore the State refunded $483 million to taxpayers under the TABOR Amendment that would not have been refunded if the proper population estimates had been made. The TABOR Amendment allows for the limit to be adjusted each decade in accordance with the Census count. The Colorado General Assembly determined that the proper way to make the adjustment was to use the percentage change in the State's populations (6.0%) in the TABOR Amendment limit for the 2002 fiscal year and then measure the amount of revenue that comes in below that adjusted limit. The percentage points of population growth in the limit that are not used in the 2002 fiscal year can be carried forward into future years (referred to as the "growth dividend") until such time as all of the population percentage change is carried forward or a new Census is conducted.

     The TABOR Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

     The State did not have a TABOR surplus for fiscal years 2001-02, 2002-03, or 2003-04. The State had a surplus of $172.5 million for the 2004-05 fiscal year.

     REFERENDUM C. In 2005, Colorado voters approved Referendum C which calls for a five-year "time-out" from TABOR's growth limit beginning in the 2005-06. Referendum C allows the State to retain all revenue collected between fiscal year 2005-06 and fiscal year 2009-10 and it allows the State to fund mandated growth in education and Medicaid spending, as well as providing funding for transportation and other State programs.

     Referendum C is currently estimated to retain $6.1 billion during the five-year time-out period. In the 2005-06 fiscal year, the amount of revenue retained by Referendum C was $1.1 billion, and in the 2006-07 fiscal year, the amount of revenue retained was $1.3 billion. Government officials estimate that the amount of revenue that will be retained in the 2007-08 fiscal year will be $1.1 billion.

     OTHER CONSIDERATIONS. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment's provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

     The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State's General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

        SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The state's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session, the Governor is empowered to convene a special legislative session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     POPULATION TRENDS IN THE STATE. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average. From 2000 to 2006, Minnesota's resident population grew at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.79 percent through 2030 compared to 0.83 percent nationally.

     STRUCTURE OF THE STATE'S ECONOMY. Diversity and a significant natural resource base are two important characteristics of the state's economy.

     At an aggregate level of detail, the structure of the state's economy parallels the structure of the United States economy as a whole. For 2006, state employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state's employment was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state's durable goods employment was concentrated in 2006, as compared to 14.6 percent for the United States as a whole.

     The importance of the state's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2006, 35.3 percent of the state's non-durable goods employment was concentrated in food manufacturing. This compares to 28.6 percent in the national economy. Over half of the state's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in the state than in the U.S.

     Mining is currently a less significant factor in the state economy than it once was. However, Minnesota retains vast quantities of taconite as well as copper, cobalt and peat, which may be utilized in the future.

     EMPLOYMENT GROWTH IN THE STATE. Between 1990 and 2000, Minnesota's employment grew 23.9 percent compared with 19.9 percent nationwide. For the 2000 to 2003 period, Minnesota's non-farm employment declined 0.9 percent compared to a decline of

1.4 percent nationally. In the period from 2003 to 2006, however, Minnesota's non-farm employment grew 2.8 percent compared with 4.7 percent nationally.

     PERFORMANCE OF THE STATE'S ECONOMY. Since 1990, state per capita personal income has been within ten percentage points of national per capita personal income. The state's per capita income has generally remained above the national average. In 2006, Minnesota per capita personal income was 106.7 percent of the national average.

     During 2005 and 2006, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.1 percent in 2005, as compared to the national average of 5.1 percent. In 2006, Minnesota's unemployment rate averaged 4.0 percent, as compared to the national average of
4.6 percent.

     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.


            SPECIAL CONSIDERATIONS AFFECTING WISCONSIN TAX-FREE FUND


     The following information is derived from public information, including from the State of Wisconsin, as of the date of this SAI. The Adviser has not independently verified any of this information.

     The Wisconsin Tax-Free Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin, Guam, Puerto Rico and the Virgin Islands. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound and (3) the issuer's level of debt is reasonable given its financial status.

     While Wisconsin's economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin is currently experiencing a budget deficit. Measures to reduce the deficit may include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local governments and individuals. As a result of Wisconsin's weakened financial condition, rating agencies such as Moody's and Fitch have downgraded the state of Wisconsin's bond rating in the past and may do so again in the future, which results in higher interest rates payable with respect to the state of Wisconsin bonds.

     Wisconsin's economy is concentrated primarily in the dairy products, motor vehicles, paper products and small engines industries due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.

     Wisconsin's total revenue is received from several sources including, among other sources: various taxes levied by the state; intergovernmental revenues (E.G., federal assistance); licenses and permits; charges for goods and services; fines and forfeitures; investment and interest income; and gifts and donations. In fiscal year 2006, the Wisconsin state government received revenues totaling $27.2 billion from all sources, including federal and non-tax revenue. Its expenditures totaled $26.7 billion.

     Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Wisconsin Constitution requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the state legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues or both.

     Wisconsin has experienced, and at fiscal year-end 2006 experienced, a deficit in its general fund. To address this situation, the Secretary of Administration may reallocate at any one time during a fiscal year an amount equal to 5% of the general purpose revenue appropriations. Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority, and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

     Proposed federal budget cuts could also impact Wisconsin's economy because the state may be required to increase support to those parties affected by reductions in federal aid.

     GUAM. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. operations and natural disasters may have a negative impact on Guam's economy.

     PUERTO RICO. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative effect on the overall economy of Puerto Rico.

     VIRGIN ISLANDS. The Virgin Islands are a self-governed territory of the United States and includes St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 149 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                           COMPANY OR
                            REGISTRANT/                                                                        INVESTMENT
                             LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------------    -----------------    -----------------------------------------------------------    --------------
                                                      INDEPENDENT TRUSTEES
Thomas S. Goho, 65       Trustee,             Education Consultant to the Director of the Institute for            N/A
                         since 1987           Executive Education of the Babcock Graduate School of
                                              Management of Wake Forest University. Prior thereto, the
                                              Thomas Goho Chair of Finance of Wake Forest University,
                                              Calloway School of Business and Accountancy, from
                                              2006-2007 and Associate Professor of Finance from
                                               1999-2005.
Peter G. Gordon, 65      Trustee, since       Chairman, CEO and Co-Founder of Crystal Geyser Water                 N/A
                         1998, Chairman,      Company and President of Crystal Geyser Roxane Water
                         since 2001.          Company.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
                             LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
NAME AND AGE                SERVICE/1/                          DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Olivia Mitchell, 55     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 56    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 67   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                  INTERESTED/2/ TRUSTEE
J. Tucker Morse, 63     Trustee, since     Private Investor/Real Estate Developer. Prior thereto,              N/A
                        1987               Chairman of Whitepoint Capital, LLC until 2004.
                                                         OFFICERS
Karla M. Rabusch, 48    President, since   Executive Vice President of Wells Fargo Bank, N.A. and              N/A
                        2003               President of Wells Fargo Funds Management, LLC since
                                           2003. Senior Vice President and Chief Administrative
                                           Officer of Wells Fargo Funds Management, LLC from 2001
                                           to 2003.
Stephen Leonhardt, 48   Treasurer, since   Vice President and Manager of Fund Audit, Reporting and             N/A
                        2007               Tax for Wells Fargo Funds Management, LLC since 2007.
                                           From 2002 to 2004, Controller for Sungard Transaction
                                           Networks. Chief Operating Officer for UMB Fund Services,
                                           Inc. from 2004 to 2005. Director of Fund Administration and
                                           SEC Reporting for TIAA-CREF from 2005 to 2007.
C. David Messman, 47    Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds            N/A
                        2000; Chief        Management, LLC since 2001. Vice President and Managing
                        Legal Counsel,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                        since 2003
Debra Ann Early, 43     Chief              Chief Compliance Officer of Wells Fargo Funds                       N/A
                        Compliance         Management, LLC since 2007. Chief Compliance Officer of
                        Officer, since     Parnassus Investments from July 2005 to November 2007.
                        2007               Chief Financial Officer of Parnassus Investments from
                                           December 2004 to November 2007. Senior Audit Manager,
                                           PricewaterhouseCoopers LLP from October 1998 to
                                           December 2004.


------
/1/   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Nominees by shareholders are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.


     COMPENSATION. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson (formerly referred to as the Lead Trustee) of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2008, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee also receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance of the first telephonic Fund Complex Board meeting and each telephonic meeting beyond five. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.


     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended June 30, 2007, the Trustees received the following compensation:

                               COMPENSATION TABLE
                        FISCAL YEAR ENDED JUNE 30, 2007


                            INTERESTED
                            TRUSTEE                       INDEPENDENT TRUSTEES
                            J. TUCKER   THOMAS S.   PETER G.   OLIVIA     TIMOTHY J.   DONALD C.
FUND                        MORSE       GOHO        GORDON     MITCHELL   PENNY        WILLEKE
California Limited-Term
Tax-Free                     $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
California Tax-Free          $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Colorado Tax-Free            $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Intermediate Tax-Free        $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Minnesota Tax-Free           $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Municipal Bond               $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
National Limited-Term
Tax-Free                     $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
National Tax-Free            $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Short-Term Municipal Bond    $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Ultra Short-Term Municipal
Income                       $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
Wisconsin Tax-Free           $  1,141    $  1,242    $  1,389   $  1,141    $  1,141    $  1,141
TOTAL COMPENSATION FROM
THE FUND COMPLEX/1/          $170,000    $184,000    $207,000   $170,000    $170,000    $170,000


------
/1/   Includes Trustee compensation received from other funds within the entire
       Fund Complex (consisting of 149 funds) as of the fiscal year end.


     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2007, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2007



                            INTERESTED
                            TRUSTEE                                         INDEPENDENT TRUSTEES
                            J. TUCKER        THOMAS S.        PETER G.         OLIVIA C.        TIMOTHY J.       DONALD C.
FUND                        MORSE            GOHO             GORDON           MITCHELL         PENNY            WILLEKE
California Limited-Term
Tax-Free                    $0               $0               $0               $0               $0               $0
California Tax-Free         $0               $0               $0               $0               $0               $0
Colorado Tax-Free           $0               $0               $0               $0               $0               $0
Intermediate Tax-Free       $0               $0               $0               $0               $0               $0
Minnesota Tax-Free          $0               $0               $0               $0               $0               $0
Municipal Bond              $0               $0               $0               $0               $0               $0
National Limited-Term
Tax-Free                    $0               $0               $0               $0               $0               $0
National Tax-Free                   D        $0               $0               $0               $0               $0
Short-Term Municipal Bond   $0               $0               $0               $0               $0               $0
Ultra Short-Term Municipal
Income                      $0               $0               $0               $0               $0               $0
Wisconsin Tax-Free          $0               $0               $0               $0               $0               $0
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                  over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000


------
/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex as of the calendar year end (consisting of 142 funds as of December 31, 2006).


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.



Investment Adviser
------------------


     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-adviser who are responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                      FEE
FUND                                           PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 California Limited-Term Tax-Free Fund        0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 California Tax-Free Fund                     0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 Colorado Tax-Free Fund                       0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 Minnesota Tax-Free Fund                      0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 National Limited-Term Tax-Free Fund          0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%
 National Tax-Free Fund                       0.40%                  First $500M            0.40%
                                                                      Next $500M            0.35%
                                                                       Next $2B             0.30%
                                                                       Next $2B            0.275%
                                                                       Over $5B             0.25%



                                                FEE
FUND                                     EFFECTIVE 4/11/05
 Intermediate Tax-Free Fund        First $500M            0.40%
                                    Next $500M            0.35%
                                     Next $2B             0.30%
                                     Next $2B            0.275%
                                     Over $5B             0.25%
 Municipal Bond Fund               First $500M            0.40%
                                    Next $500M            0.35%
                                     Next $2B             0.30%
                                     Next $2B            0.275%
                                     Over $5B             0.25%

                                                            FEE
FUND                                                 EFFECTIVE 4/11/05
 Short-Term Municipal Bond Fund                First $500M            0.40%
                                                Next $500M            0.35%
                                                 Next $2B             0.30%
                                                 Next $2B            0.275%
                                                 Over $5B             0.25%
 Ultra Short-Term Municipal Income Fund        First $500M            0.40%
                                                Next $500M            0.35%
                                                 Next $2B             0.30%
                                                 Next $2B            0.275%
                                                 Over $5B             0.25%
 Wisconsin Tax-Free Fund                       First $500M            0.40%
                                                Next $500M            0.35%
                                                 Next $2B             0.30%
                                                 Next $2B            0.275%
                                                 Over $5B             0.25%


     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid Funds Management the following advisory fees, and Funds Management waived the indicated amounts:


                                         06/30/07                          06/30/06                  06/30/05
                             FEES          FEES        FEES PAID                    FEES                      FEES
FUND                       INCURRED       WAIVED     AFTER WAIVER   FEES PAID      WAIVED     FEES PAID      WAIVED
California               $  278,442    $  181,065      $  97,377    $113,055    $  204,822    $164,125    $  199,040
Limited-Term Tax-Free
California Tax-Free      $1,939,329    $1,151,333      $ 787,996    $810,610    $1,186,293    $813,565    $1,247,856
Colorado Tax-Free        $  353,445    $  223,996      $$129,449    $129,104    $  231,787    $207,631    $  208,021
Minnesota Tax-Free       $  663,435    $  460,381      $ 203,054    $209,495    $  469,758    $416,489    $  336,094
National Limited-Term    $  367,815       298,872      $  68,943    $ 77,479    $  381,034    $264,729    $  354,328
Tax-Free
National Tax-Free        $1,096,891    $  674,031      $ 422,860    $487,878    $  711,241    $754,713    $  531,930


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005, (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                 PRIOR TO 4/11/05
                                                             ANNUAL RATE
                                                           (AS A PERCENTAGE
FUND                                    BREAKPOINTS         OF NET ASSETS)
 Municipal Bond Fund                    First $4B                0.37%
 Intermediate Tax-Free Fund
                                         Next $2B               0.345%
 Wisconsin Tax-Free Fund
                                         Over $6B                0.32%
 Short-Term Municipal Bond Fund         First $4B                0.25%
                                         Next $2B               0.225%
                                         Over $6B                0.20%

                                                         PRIOR TO 4/11/05
                                                                     ANNUAL RATE
                                                                   (AS A PERCENTAGE
FUND                                            BREAKPOINTS         OF NET ASSETS)
 Ultra Short-Term Municipal Income Fund         First $4B                0.30%
                                                 Next $2B               0.275%
                                                 Over $6B                0.25%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year-ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                                                      6/30/07
                                                                       FEES
                                                         FEES          PAID
                                                        WAIVED       TO WFFM
FUND                                 FEES INCURRED     BY WFFM     AFTER WAIVER
Intermediate Tax-Free                  $  732,960    $  732,960     $       0
Municipal Bond                         $1,513,982    $1,330,398     $$183,584
Short-Term Municipal Bond              $2,516,225    $2,516,225     $       0
Ultra Short-Term Municipal Income      $1,893,064    $1,893,064     $       0
Wisconsin Tax-Free                     $  268,355    $  268,355     $       0

                            6/30/06              1/1/05 TO 6/30/05      11/1/04 TO 12/31/04          10/31/04
                       FEES         FEES          FEES         FEES        FEES       FEES         FEES        FEES
                     PAID TO       WAIVED       PAID TO       WAIVED     PAID TO     WAIVED      PAID TO      WAIVED
FUND                   WFFM       BY WFFM         WFFM       BY WFFM       SCM       BY SCM        SCM        BY SCM
Intermediate        $      0    $  328,339    $        0    $150,797    $      0    $48,281    $  146,953    $ 3,432
Tax-Free
Municipal Bond      $186,334    $1,336,483    $  303,068    $329,708    $ 99,515    $11,930    $  625,380    $33,850
Short-Term          $      0    $2,596,559    $  377,768    $765,922    $203,026    $10,908    $1,245,096    $38,898
Municipal Bond
Ultra Short-Term    $      0    $2,511,518    $1,198,362    $768,627    $557,703    $23,742    $4,312,904    $89,104
Municipal
Income
Wisconsin           $      0    $  234,134    $        0    $129,179    $      0    $63,238    $  150,321    $56,621
Tax-Free

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the Funds, the Sub-Adviser is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND                                                   FEE
 California Limited-Term Tax-Free         First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 California Tax-Free                      First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Colorado Tax-Free                        First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Intermediate Tax-Free                    First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Minnesota Tax-Free                       First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Municipal Bond                           First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 National Limited-Term Tax-Free           First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 National Tax-Free                        First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%
 Short-Term Municipal Bond                First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 Ultra Short-Term Municipal Income        First $100M         0.15%
                                           Next $200M         0.10%
                                           Over $300M         0.05%
 Wisconsin Tax-Free                       First $100M         0.20%
                                           Next $200M        0.175%
                                           Next $200M         0.15%
                                           Over $500M         0.10%


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor portfolio's average daily net assets.

FUND                                            SUB-ADVISER              SUB-ADVISORY FEES
 Intermediate Tax-Free Fund                    Wells Capital       First $400M             0.20%
 Municipal Bond Fund                             Management         Next $400M            0.175%
 Short-Term Municipal Bond Fund                                     Over $800M             0.15%
 Ultra Short-Term Municipal Income Fund
 Wisconsin Tax-Free Fund

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of June 30, 2007, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                                     SUB-ADVISER                 PORTFOLIO MANAGERS
---------------------------------------- --------------------------  ---------------------------
California Limited-Term Tax-Free Fund    Wells Capital Management    Stephen J. Galiani
                                                                     Julio C. Bonilla, CFA
California Tax-Free Fund                 Wells Capital Management    Stephen J. Galiani
Colorado Tax-Free Fund                   Wells Capital Management    Stephen J. Galiani
                                                                     Adrian Van Poppel
Intermediate Tax-Free Fund               Wells Capital Management    Lyle J. Fitterer, CFA, CPA
Municipal Bond Fund
Minnesota Tax-Free Fund                  Wells Capital Management    Adrian Van Poppel
                                                                     Wendy Casetta
National Limited-Term Tax-Free Fund      Wells Capital Management    Lyle J. Fitterer, CFA, CPA
National Tax-Free Fund                   Wells Capital Management    Lyle J. Fitterer, CFA, CPA
Short-Term Municipal Bond Fund           Wells Capital Management    Wendy Casetta
                                                                     Lyle J. Fitterer, CFA, CPA
Ultra Short-Term Municipal Income Fund   Wells Capital Management    Julio C. Bonilla, CFA
                                                                     Wendy Casetta
                                                                     Lyle J. Fitterer, CFA, CPA
Wisconsin Tax-Free Fund                  Wells Capital Management    Lyle J. Fitterer, CFA, CPA
                                                                     Thomas Stoeckmann


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER      TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
WELLS CAPITAL MANAGEMENT
 Julio C. Bonilla, CFA            0      $0            1        $ 66M      28        $ 1.00B
 Wendy Casetta                    0      $0            0        $   0       0        $     0
 Lyle J. Fitterer, CFA, CPA       0      $0            1        $142M      26        $ 1.15B
 Stephen J. Galiani               0      $0            4        $701M      12        $  352M
 Thomas Stoeckmann                0      $0            0        $   0       0        $     0
 Adrian Van Poppel                0      $0            2        $154M      119       $  100M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
Sub-Adviser from the fees the Adviser pays the Sub-Adviser using the following compensation structures:


     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's portfolio managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:


     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                  FUND                                    BENEFICIAL OWNERSHIP
 WELLS CAPITAL MANAGEMENT
 Julio Bonilla, CFA                California Limited-Term Tax-Free        $       0
                                   Ultra Short-Term Municipal              $
                                   Income
 Wendy Casetta                     Short-Term Municipal Bond               $       0
                                   Ultra Short-Term Municipal              $1-10,000
                                   Income
 Lyle J. Fitterer, CFA, CPA        Intermediate Tax-Free                   $       0
                                   Municipal Bond                          $       0
                                   National Limited-Term Tax-Free          $       0
                                   National Tax-Free                       $       0

PORTFOLIO MANAGER          FUND                                    BENEFICIAL OWNERSHIP
                           Short-Term Municipal Bond               $             0
                           Ultra Short-Term Municipal              $             0
                           Income
                           Wisconsin Tax-Free                      $             0
 Stephen J. Galiani        California Limited-Term Tax-Free        $10,001-$50,000
                           California Tax-Free                     $     1-$10,000
                           Colorado Tax-Free                       $             0
 Thomas Stoeckmann         Wisconsin Tax-Free                      $             0
 Adrian Van Poppel         Colorado Tax-Free                       $             0
                           Minnesota Tax-Free                      $             0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                        CLASS-LEVEL
                                   FUND-LEVEL ADMIN. FEE/1/              ADMIN. FEE                TOTAL ADMIN. FEE
                                                        (% OF              (% OF                                    (% OF
                                AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY        AVERAGE DAILY       AVERAGE DAILY
SHARE CLASS                      NET ASSETS          NET ASSETS)        NET ASSETS)          NET ASSETS          NET ASSETS)
 ALL FUNDS
 Class A, Class B,           First $5 billion            0.05%              0.28%        First $5 billion            0.33%
 Class C and                  Next $5 billion            0.04%                            Next $5 billion            0.32%
 Advisor Class               Over $10 billion            0.03%                           Over $10 billion            0.31%
 Administrator               First $5 billion            0.05%              0.10%        First $5 billion            0.15%
 Class/2/                     Next $5 billion            0.04%                            Next $5 billion            0.14%
                             Over $10 billion            0.03%                           Over $10 billion            0.13%
 Institutional Class/3/      First $5 billion            0.05%              0.08%        First $5 billion            0.13%
                              Next $5 billion            0.04%                            Next $5 billion            0.12%
                             Over $10 billion            0.03%                           Over $10 billion            0.11%
 Investor Class and          First $5 billion            0.05%              0.40%        First $5 billion            0.45%
 Class Z/4/                   Next $5 billion            0.04%                            Next $5 billion            0.44%
                             Over $10 billion            0.03%                           Over $10 billion            0.43%


/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund-level administration fee of 0.05% of average daily net assets.
/2/   Prior to April 11, 2005, the class-level fee was 0.20%.

/3/   Prior to April 11, 2005, the class-level fee was 0.10%.
4   Effective November 1, 2007, the class level administration fee for the
       Investor Class and Class Z was reduced by 0.050% as shown in the table.

     Administration Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid administration fees as indicated below. The table does not contain information on Class C shares of the Colorado Tax-Free Fund because this class of shares did not commence operations until March 31, 2008.


                                                           YEAR ENDED 6/30/07
                                                               FUNDS MGMT
                                                                           ADMINISTRATIVE
                                                 ADMINISTRATIVE                 FEES
                                                      FEES                   PAID AFTER
FUND                                                INCURRED      WAIVER       WAIVER
California Limited-Term Tax-Free (Fund Level)       $ 34,805        $0        $ 34,805
 Class A                                            $115,007        $0        $115,007
 Class C                                            $ 16,341        $0        $ 16,341
 Administrator Class                                $ 22,701        $0        $ 22,701

                                                         YEAR ENDED 6/30/07
                                                             FUNDS MGMT
                                                                         ADMINISTRATIVE
                                               ADMINISTRATIVE                 FEES
                                                    FEES                   PAID AFTER
FUND                                              INCURRED      WAIVER       WAIVER
California Tax-Free (Fund Level)                 $  242,416       $0       $  242,416
 Class A                                         $1,002,140       $0       $1,002,140
 Class B                                         $  140,619       $0       $  140,619
 Class C                                         $   81,864       $0       $   81,864
 Administrator Class                             $   47,467       $0       $   47,467
Colorado Tax-Free (Fund Level)                   $   44,181       $0       $   44,181
 Class A                                         $  131,605       $0       $  131,605
 Class B                                         $   20,117       $0       $   20,117
 Administrator Class                             $   34,175       $0       $   34,175
Minnesota Tax-Free (Fund Level)                  $   82,929       $0       $   82,929
 Class A                                         $  109,148       $0       $  109,148
 Class B                                         $   21,787       $0       $   21,787
 Class C                                         $    2,458       $0       $    2,458
 Class Z                                         $   17,063       $0       $   17,063
 Administrator Class                             $  114,427       $0       $  114,427
National Limited-Term Tax-Free (Fund Level)      $   45,977       $0       $   45,977
 Class A                                         $    7,364       $0       $    7,364
 Class B                                         $    1,165       $0       $    1,165
 Class C                                         $    1,943       $0       $    1,943
 Administrator Class                             $   88,213       $0       $   88,213
National Tax-Free (Fund Level)                   $  137,111       $0       $  137,111
 Class A                                         $  260,630       $0       $  260,630
 Class B                                         $   47,108       $0       $   47,108
 Class C                                         $   19,655       $0       $   19,655
 Administrator Class                             $  157,297       $0       $  157,297


                                                      YEAR ENDED         YEAR ENDED
                                                        6/30/06           6/30/05
FUND                                                  FUNDS MGMT         FUNDS MGMT
California Limited-Term Tax-Free (Fund Level)         $   39,734        $   45,396
 Class A                                              $  129,548        $  166,165
 Class C                                              $   24,584        $   31,743
 Administrator Class                                  $   24,422        $   35,224
California Tax-Free (Fund Level)                      $  249,669        $  258,634
 Class A                                              $1,022,850        $1,026,400
 Class B                                              $  167,264        $  219,177
 Class C                                              $   85,857        $   92,088
 Administrator Class                                  $   43,634        $   69,259
Colorado Tax-Free (Fund Level)                        $   45,111        $   51,957
 Class A                                              $  130,896        $  151,815
 Class B                                              $   24,208        $   28,100
 Administrator Class                                  $   34,829        $   71,260
Minnesota Tax-Free (Fund Level)                       $   84,907        $   94,073
 Class A                                              $  103,304        $  108,839
 Class B                                              $   28,322        $   36,170
 Class C                                              $    1,310        $      248

                                                    YEAR ENDED        YEAR ENDED
                                                      6/30/06           6/30/05
FUND                                                FUNDS MGMT        FUNDS MGMT
 Class Z                                             $ 19,717          $  4,559
 Administrator Class                                 $117,955          $241,861
National Limited-Term Tax-Free (Fund Level)          $ 57,314          $ 77,382
 Class A                                             $  8,586          $  6,355
 Class B                                             $  1,941          $  2,048
 Class C                                             $  3,424          $  1,923
 Administrator Class                                 $109,646          $273,924
National Tax-Free (Fund Level)                       $149,890          $160,830
 Class A                                             $284,780          $284,590
 Class B                                             $284,780          $ 78,685
 Class C                                             $ 60,266          $ 25,260
 Administrator Class                                 $168,647          $326,768


     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of the certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the average daily net assets attributable to the predecessor share classes as follows:

CLASS                                                         FEE PRIOR TO 4/11/05
       Class C                                                        0.28%
       Institutional Class Shares                                     0.02%
       Investor Class and Advisor Class Shares for                    0.33%
       Ultra Short-Term Municipal Income Fund
       Investor Class for Intermediate Tax-Free Bond,                 0.28%
       Municipal Bond, Short-Term Municipal Bond and
       Wisconsin Tax-Free Funds


     The table below shows the administrative fees paid by either the following Funds or their predecessor portfolios to the respective administrator shown below. Class A and Class C shares of the Intermediate Tax-Free Fund incepted on July 31, 2007 and are not included. Further, the table does not contain information on Class A shares of the Wisconsin Tax-Free Fund, Class C shares of the Ultra Short-Term Municipal Income Fund, Administrator Class and Institutional Class shares of the Intermediate Tax-Free Fund, and Institutional Class shares of the Municipal Bond Fund and Short-Term Municipal Bond Fund, because these classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class A shares of the Short-Term Municipal Bond Fund because this class of shares is not expected to commence operations until after the closing of the proposed reorganization.


                                                  YEAR ENDED
                                                   6/30/07
                                                     WFFM
                             ADMINISTRATIVE                         ADMINISTRATIVE
                                  FEES                                FEES PAID
FUND                            INCURRED             WAIVER          AFTER WAIVER
INTERMEDIATE TAX-FREE
 Investor Class                 $916,199           $142,683            $773,516
MUNICIPAL BOND
 Fund Level                     $189,248           $      0            $189,248
 Class A                        $370,028           $      0            $370,028
 Class B                        $ 29,485           $      0            $ 29,485
 Class C                        $  5,813           $      0            $  5,813
 Administrator Class            $ 16,674           $      0            $ 16,674

                                                  YEAR ENDED
                                                   6/30/07
                                                     WFFM
                             ADMINISTRATIVE                         ADMINISTRATIVE
                                  FEES                                FEES PAID
FUND                            INCURRED             WAIVER          AFTER WAIVER
 Investor Class                $  976,781          $      0           $  976,781
SHORT-TERM MUNICIPAL BOND
 Fund Level                    $  323,845          $323,845           $        0
 Investor Class                $2,576,717          $288,058           $2,288,659
 Class C                       $    8,073          $  1,570           $    6,503
ULTRA SHORT-TERM MUNICIPAL INCOME
 Fund Level                    $  236,969          $236,969           $        0
 Investor Class                $1,698,803          $ 41,515           $1,657,288
 Advisor Class                 $   33,157          $  1,302           $   31,855
 Institutional Class           $   67,668          $  9,302           $   58,366
WISCONSIN TAX-FREE
 Fund Level                    $   33,544          $ 33,544           $        0
 Investor Class                $  286,181          $ 58,691           $  227,490
 Class C                       $    9,780          $  3,223           $    6,557

                         YEAR ENDED   4/11/05 TO         11/1/04 TO               YEAR ENDED
                          6/30/06       6/30/05           4/10/05                  10/31/04
                            FEES         FEES         FEES        FEES         FEES         FEES
                          PAID TO       PAID TO     PAID TO     WAIVED BY     PAID TO     WAIVED BY
FUND                        WFFM         WFFM         SIS          SIS          SIS          SIS
INTERMEDIATE TAX-FREE
 Investor Class         $  275,830    $   66,384   $ 21,605      $18,513    $        0    $113,805
MUNICIPAL BOND
 Fund Level             $  190,352    $   42,537     N/A          N/A          N/A          N/A
 Class A                $  386,557    $   88,352     N/A          N/A          N/A          N/A
 Class B                $   51,403    $   14,400     N/A          N/A          N/A          N/A
 Class C                $    5,629    $    1,229     N/A          N/A          N/A          N/A
 Administrator Class    $   17,029    $    4,211     N/A          N/A          N/A          N/A
 Investor Class         $  923,626    $  513,275   $ 89,156      $     0    $  527,384    $      0
SHORT-TERM MUNICIPAL BOND
 Fund Level                N/A           N/A         N/A          N/A          N/A          N/A
 Investor Class         $2,368,912    $1,353,046   $236,082      $     0    $1,425,687    $      0
 Class C                $   11,626    $   19,739   $  3,524      $     0    $   12,386    $      0
ULTRA SHORT-TERM MUNICIPAL INCOME
 Fund Level             $   77,886    $   86,088     N/A          N/A          N/A          N/A
 Investor Class         $2,182,072    $1,831,824   $468,100      $     0    $3,454,439    $      0
 Advisor Class          $   44,879    $   85,469   $ 20,665      $     0    $  165,641    $      0
 Institutional Class    $2,182,072    $   60,745   $  9,141      $     0    $   74,069    $      0
WISCONSIN TAX-FREE
 Fund Level                N/A           N/A         N/A          N/A          N/A          N/A
 Investor Class         $  146,340    $   24,717   $ 23,330      $98,339    $        0    $149,585
 Class C                $    2,551    $    1,274   $  1,117      $ 5,067    $    7,019    $      0

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor" or "WFFD"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules of the FINRA. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


     For the fiscal year ended June 30, 2007, the Funds paid the Distributor the following fees for distribution-related services. The table does not contain information on Class C shares for the Intermediate Tax-Free Fund because that class of shares did not commence operations until July 31, 2007. Further, the table does not contain information on Class C shares of the Ultra Short-Term Municipal Income Fund and Colorado Tax-Free Fund because these classes did not commence operations until March 31, 2008.


                               DISTRIBUTION FEES

                                                                PRINTING,   COMPENSATION   COMPENSATION
                                                                MAILING &        TO             TO
FUND/CLASS                              TOTAL    ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DLRS     OTHER*
 CALIFORNIA LIMITED-TERM TAX-FREE
  Class C                             $ 43,771        $0           $0         $ 25,904       $17,867     $      0
 CALIFORNIA TAX-FREE
  Class B                             $376,659        $0           $0         $      0       $     0     $376,659
  Class C                             $219,278        $0           $0         $156,442       $62,836     $      0
 COLORADO TAX-FREE
  Class B                             $ 53,885        $0           $0         $      0       $     0     $ 53,885
 MINNESOTA TAX-FREE FUND
  Class B                             $ 58,357        $0           $0         $      0       $     0     $ 58,357
  Class C                             $  6,584        $0           $0         $  4,899       $ 1,685     $      0
 MUNICIPAL BOND FUND
  Class B                             $ 78,978        $0           $0         $      0       $     0     $ 78,978
  Class C                             $ 15,571        $0           $0         $  2,396       $13,175     $      0
 NATIONAL LIMITED-TERM TAX-FREE FUND
  Class B                             $  3,121        $0           $0         $      0       $     0     $  3,121
  Class C                             $  5,205        $            $          $  4,031       $ 1,174     $      0
 NATIONAL TAX-FREE FUND
  Class B                             $126,181        $0           $0         $      0       $     0     $126,181

                                                 PRINTING,      COMPENSATION      COMPENSATION
                                                 MAILING &           TO                TO
FUND/CLASS         TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS       BROKER/DLRS      OTHER*
  Class C        $52,646            $0              $0             $27,953           $24,693          $0
 SHORT-TERM MUNICIPAL BOND FUND
  Class C        $26,324            $0              $0             $22,910           $ 3,414          $0
 WISCONSIN TAX-FREE FUND
  Class C        $26,196            $0              $0             $24,198           $ 1,998          $0

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/
     dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, N.A. (the "Custodian") located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX DAILY NET ASSETS                 ANNUAL ASSET-BASED
(EXCLUDING THE MASTER TRUST PORTFOLIO ASSETS)                FEES
       First $85B                                           0.0051%
       Over $85B                                            0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs. Each Fund's share of the annual asset-based Fund Complex fee is based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex, excluding the Master Trust portfolios.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of all Funds was as follows:

         YEAR ENDED                      YEAR ENDED                 APRIL 11, 2005 -
          6/30/07                         6/30/06                    JUNE 30, 2005
     PAID          RETAINED          PAID         RETAINED         PAID         RETAINED
 $  184,961         $5,344        $215,778         $7,947        $15,736        $15,736

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds), on a continuous basis. For the Funds' past three fiscal years (except the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds), the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:

JULY 1, 2004- APRIL 10, 2005                06/30/04
    PAID           RETAINED           PAID           RETAINED
 $  56,653         $56,653         $853,262         $136,728

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds. For the period November 1, 2004 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was as follows:

 NOVEMBER 1, 2004 - APRIL
            10,
           2005
    PAID          RETAINED
 $  4,699         $4,699

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.


     The dealer reallowance for Class A share purchases for all Funds except the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund and the Short-Term Municipal Bond Fund, is as follows:


                               FRONT-END SALES        FRONT-END SALES            DEALER
                                 CHARGE AS %            CHARGE AS %           REALLOWANCE
                                  OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE              OFFERING PRICE            INVESTED           OFFERING PRICE
Less than $50,000                    4.50%                  4.71%                 4.00%
$50,000 to $99,999                   4.00%                  4.17%                 3.50%
$100,000 to $249,999                 3.50%                  3.63%                 3.00%
$250,000 to $499,999                 2.50%                  2.56%                 2.25%
$500,000 to $999,999                 2.00%                  2.04%                 1.75%
$1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 1.00%
       contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within 18 months of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for Class A share purchases of the California Limited-Term Tax-Free Fund, Intermediate Tax-Free Fund, National Limited-Term Tax-Free Fund, and the Short-Term Municipal Bond Fund is as follows:


                               FRONT-END SALES        FRONT-END SALES            DEALER
                                 CHARGE AS %            CHARGE AS %           REALLOWANCE
                                  OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE              OFFERING PRICE            INVESTED           OFFERING PRICE
Less than $50,000                    3.00%                  3.09%                 2.50%
$50,000 to $99,999                   2.50%                  2.56%                 2.00%
$100,000 to $249,999                 2.00%                  2.04%                 1.75%
$250,000 to $499,999                 1.50%                  1.52%                 1.25%
$500,000 to $999,999                 1.00%                  1.01%                 0.75%
$1,000,000 and over/1/               0.00%                  0.00%                 0.50%

------

/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50%
       contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Such Class A shares purchases may be assessed such CDSC if they are redeemed within 18 months of purchase. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders, except Advisor Class shareholders,
------------------------
with an existing WELLS FARGO ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account.

Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each of the Funds. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
----------------------
Institutional Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management Incorporated (WCM) who are clients of WCM at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

  o Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including:

     o Corporations and their subsidiaries;

     o General and limited partners; and

     o Other business entities under common ownership or control.

  o Shareholder accounts that share a common tax identification number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (i.e., a trust account or a solely owned business account).

  o All of the minimum initial investment waivers listed above may be modified or discontinued at any time.


     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an Individual Retirement Account (IRA), Keogh plan or Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.

     Investors Eligible to Acquire Class A Shares of the Short-Term Municipal
     ------------------------------------------------------------------------
Bond Fund. Class A shares of the Short-Term Municipal Bond Fund are initially
---------
offered solely to shareholders who are eligible to receive such shares in exchange for their Administrator Class, Class A or Class B shares of the National Limited-Term Tax-Free Fund as a result of the proposed reorganization of such fund into the Short-Term Municipal Bond Fund. Currently, Class A shares of the Short-Term Municipal Bond Fund are not available for new accounts except to such shareholders in connection with the proposed reorganization, and thereafter to any other investors, which, if duly approved, is expected to occur on July 18, 2008. Thereafter, Class A shares of the Short-Term Municipal Bond Fund will be available for investment to any other investors.


     Additional Investors Eligible to Purchase Class Z Shares of the
     ---------------------------------------------------------------
Minnesota-Tax Free Fund ("Class Z shares"):
-------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). PLEASE NOTE: Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (I.E., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and wish to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o You are an existing separately managed account client of one of the Funds' sub-advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2007 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectus under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2007, are not reflected:

     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o American Skandia Marketing, Inc.

  o Ameriprise Financial Services, Inc.

  o Bear, Stearns Securities Corp.

  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o Fidelity Investments Institutional Services Company, Inc.

  o Financial Network Investment Corp.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o Hewitt Financial Services, LLC

  o ING Financial Partners, Inc.

  o Linsco/Private Ledger Corporation

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith Incorporated

  o Morgan Stanley DW, Inc.

  o MSCS Financial Services, LLC

  o Multi-Financial Securities Corporation

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, Inc.

  o Prudential Retirement Brokerage Services, Inc.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o UBS Financial Services Inc.

  o Valic Financial Advisors, Inc.

  o Wachovia Securities, LLC

  o Wells Fargo Investments, LLC

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.


                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser is responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.

While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.


     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.


     In placing orders for portfolio securities of a Fund, a Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:


                                              JUNE 30,        JUNE 30,
FUND                                            2007            2006
California Limited-Term Tax Free Fund             80%            82%
California Tax-Free Fund                          49%            48%
Colorado Tax-Free Fund                            21%            23%
Intermediate Tax-Free Fund                        78%           102%
Minnesota Tax-Free Fund                           19%            20%
Municipal Bond Fund                              107%           136%
National Limited-Term Tax-Free Fund               77%            69%

                                                 JUNE 30,         JUNE 30,
FUND                                               2007             2006
National Tax-Free Fund                              84%               85%
Short-Term Municipal Bond Fund                     126%              129%
Ultra Short-Term Municipal Income Fund             123%              128%
Wisconsin Tax-Free Fund                             51%/1/           111%


/1/   The Wisconsin Tax-Free Fund experienced a decrease in turnover rate for the fiscal year ended June 30, 2007, due to a reduction in the issuance of Wisconsin double tax-exempt paper.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      TOTAL BROKERAGE COMMISSIONS PAID/1/

FUND                                      6/30/07          6/30/06          6/30/05
 California Limited-Term Tax-Free            $0          $        0         $1,050
 California Tax-Free                         $0          $13,801/2/         $    0

/1/   No commissions were paid to affiliated brokers.
/2/   The commission occurred from the sale of closed-end municipal bond funds.

     Former Strong Funds. For the fiscal year ends listed below, the Funds or
     -------------------
the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                      TOTAL BROKERAGE COMMISSIONS PAID/1/

                                           YEAR ENDED        YEAR ENDED        PERIOD ENDED
FUND                                         6/30/07           6/30/06           6/30/05
 Colorado Tax-Free                         $   2,999         $ 3,652/2/           $    0
 Intermediate Tax-Free                     $   4,275         $    2,549           $4,466
 Municipal Bond                            $  10,125         $    7,679           $5,419
 Short-Term Municipal Bond                 $  12,872         $11,813/3/           $4,633
 Ultra Short-Term Municipal Income         $   2,747         $ 5,446/3/           $3,328
 Wisconsin Tax-Free                        $1,089/4/         $ 2,206/3/           $  829

/1/   No commissions were paid to affiliated brokers.
/2/   The Colorado Tax-Free Fund paid commissions as a result of opening up the
       Fund to using futures and from the sale of several long-held closed-end funds.
/3/   The Short-Term Municipal Fund, Ultra-Short-Term Municipal Income Fund and
       the Wisconsin Tax-Free Fund paid increased commissions in this fiscal period due to market volatility, tax management issues, and an increase in futures market activity.
/4/   The reduction in brokerage commissions from the previous year was due to a decrease in the use of futures.

     Directed Brokerage Transactions. For the fiscal year ended June 30, 2007,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     As of June 30, 2007, none of the Funds held securities of their regular broker-dealers.

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets.

General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California, Colorado, Minnesota, and Wisconsin taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.


     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, a Fund may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.


     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses. As of June 30, 2007, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:


                                                          CAPITAL LOSS CARRY-
FUND                                       YEAR EXPIRES      FORWARDS ($)
       California Limited-Term Tax-Free Fu    2015            $  260,672
       Colorado Tax-Free Fund                 2012            $    6,503
       Municipal Bond Fund                    2008            $4,396,918
       2                                      010             $2,807,759
       National Limited-Term Tax-Free Fund    2009            $  554,191
       2                                      014             $   61,116
       2                                      015             $  526,856
       National Tax-Free Fund                 2008            $3,892,239
       2                                      009             $  157,637
       2                                      012             $  267,373
       2                                      013             $  511,385

                                                           CAPITAL LOSS CARRY-
FUND                                        YEAR EXPIRES      FORWARDS ($)
       Short-Term Municipal Bond Fund          2008            $   146,332
                                               2009            $ 4,862,997
                                               2010            $ 1,445,980
                                               2013            $ 3,388,674
                                               2015            $   464,118
       Ultra Short-Term Municipal Income Fu    2008            $ 2,909,524
       2                                       010             $41,943,778
       2                                       011             $ 2,733,995
       2                                       014             $25,349,055
       2                                       015             $ 2,105,019


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least an amount equal to the sum of 98% of its ordinary income (excluding capital gains and losses for that year), 98% of its capital gain net income (adjusted for net ordinary losses) for the 12 month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed (as described earlier) substantially all of its net income and gain, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its distributable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle including any interest, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Although the Funds are not prohibited from investing directly or indirectly in residual interests in real estate mortgage conduits ("REMICs") or in taxable mortgage pools, currently the Funds do not anticipate making any such investments. However, if a Fund makes any such investment, adverse tax consequences may result.

     Although the Funds are not prohibited from making foreign investments, currently the Funds do not anticipate making any significant foreign investments. However, if a Fund acquires any equity interest in a passive foreign investment company ("PFIC"), adverse tax consequences may result.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Except for exempt-interest dividends (defined
     -------------------------
below) paid by a Fund, all distributions paid out of a Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.


     In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then regulations may permit an exception to this six-month rule. Additionally, where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six month holding period requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.


     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.


     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind but excluding exempt-interest dividends, defined below) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.


     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners. A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom the Fund obtains a properly completed and signed certificate of foreign status.

     Generally, distributions made to exempt foreign shareholders attributable to net investment income will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). This federal income tax withholding generally will not apply to exempt-interest dividends (defined below) from a Fund. Moreover, for taxable years beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above (whether an interest-related dividend or not) is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply and the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2008, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year. Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     Certain tax provisions that gave foreign shareholders favorable treatment with respect to "interest-related dividends" and "short-term capital gain dividends" recently expired (please refer to the two preceding paragraphs that reference a January 1, 2008 date). Although legislation was proposed to extend the application of those provisions, as of the date of this SAI it is unclear whether the legislation will be enacted.


     Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related dividends or short-term capital gain dividends. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As mentioned earlier, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.


     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. However, shares of the Funds may not be suitable for tax-deferred retirement and other tax-advantaged plans and accounts since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of certain distributions from the Funds (discussed below). Such distributions may ultimately be taxable to the beneficiaries when distributed to them. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.


     Tax-Exempt Shareholders. Shares of the Funds may not be suitable for
     -----------------------
tax-exempt institutions since such institutions generally would not benefit from the exempt status of distributions from the Funds (discussed below). Tax-exempt institutions should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares. Under current law, the Funds serve to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

     In addition, special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs which invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Although currently the Funds do not anticipate making any such investments, the Funds are not prohibited from doing so. CRTs are urged to consult their own tax advisers concerning the consequences of investing in a Fund.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Additional Considerations for the Funds. If at least 50% of the value of a RIC's total assets at the close of each quarter of its taxable years consists of debt obligations that generate interest exempt from federal income tax under
Section 103 of the Code, then the Fund may qualify to pass through to its shareholders the tax-exempt character of its income from such debt obligations by paying exempt-interest dividends. The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest dividends. "Exempt-interest dividends" are dividends (other than capital gain dividends) paid by a RIC that are properly designated as such in a written notice mailed to its shareholders.

     Although exempt-interest dividends are generally exempt from federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. The U.S. Supreme Court recently granted review of a Kentucky appellate court decision that calls into question the tax treatment of municipal bonds in more than 40 states. If the U.S. Supreme Court upholds the appellate court ruling, states will no longer be permitted to exempt the interest from their own bonds while taxing the interest on bonds issued out-of-state. Such a ruling could undermine the primary benefit of investing in a single-state municipal bond RIC and, depending in part on how states respond to such a ruling, could negatively impact the value of municipal bond RICs in general. The U.S. Supreme Court is expected to hear oral arguments sometime during the court term that began October 2007.

     No later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, an investment in a Fund may result in liability for federal alternative minimum tax ("AMT"). Certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating the federal AMT. Tax preference items include tax-exempt interest on "private activity bonds." To the extent a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Fund's expenses in computing their federal AMT. In addition, exempt-interest dividends paid by a Fund to a corporate shareholder are included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult own their own tax advisers.

     The IRS is paying increased attention to whether debt obligations intended to produce interest exempt from federal income tax in fact meet the requirements for such exemption. Ordinarily, the Funds rely on an opinion from the issuer's bond counsel that interest on the issuer's debt obligation will be exempt from federal income tax. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the debt obligation to be taxable and could jeopardize a Fund's ability to pay exempt-interest distributions. Similar challenges may occur as to state-specific exemptions.

     A shareholder who receives Social Security or railroad retirement benefits should consult the shareholder's own tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

     Distributions of a Fund's income other than exempt-interest dividends generally will be taxable to shareholders. Gains realized by a Fund on the sale or exchange of investments that generate tax-exempt income will also be taxable to shareholders.

     Additional Considerations for the California Limited-Term Tax-Free Fund
     ----------------------------------
and California Tax-Free Fund ("California Funds"). If, at the close of each
                           ----------------------
quarter of its taxable year, at least 50% of the value of the total assets of a RIC consists of obligations, which, when held by an individual, the interest therefrom is exempt from income taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. Government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made by the Fund that is exempt from California individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium that would not be deductible under federal income or California individual income tax law.

     In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" may be applicable for California income tax purposes. Interest on indebtedness incurred or continued by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.

     The foregoing is only a summary of some of the important California individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California individual income tax purposes only. Any distributions paid to shareholders subject to California franchise tax or California corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California tax situation, in general.

     Additional Considerations for the Colorado Tax-Free Fund. Individuals,
     --------------------------------------------------------
trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest dividends under
Section 852(b)(5) of the Code and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal taxable income. All other distributions, including distributions attributable to capital gain, generally will be subject to the Colorado individual and corporate income taxes.

     Shareholders of the Colorado Tax-Free Fund should consult their own tax advisers about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

     Additional Considerations for the Minnesota Tax-Free Fund ("Minnesota
     ---------------------------------------------------------------------
Fund"). Shareholders of the Minnesota Fund, who are individuals, estates, or
------
trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. The Minnesota Fund intends to meet this 95% threshold, but no assurance can be provided that it will. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that Kentucky's exemption of interest on its own obligations and those of its political subdivisions unlawfully discriminates against interstate commerce. The United States Supreme Court recently granted certiorari to consider the appeal of the Davis decision. If the United States Supreme Court affirms the Davis decision, it is likely that Minnesota's tax treatment of state and local government obligations would also be held to be unconstitutional. If a court were to hold that Minnesota's treatment of state and local government obligations unlawfully discriminates against interstate commerce, the court would have to decide upon a remedy for the tax years at issue in the case. Even if the remedy applied to those and other years preceding the decision were to exempt the interest from other states' obligations interest rather than to tax the interest on Minnesota obligations, application of the 1995 statute to subsequent years could cause interest on the obligations to become taxable by Minnesota and the market value of such obligations to decline.

     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.


     Additional Considerations for the Wisconsin Tax-Free Fund. Shareholders of
     ---------------------------------------------------------
the Wisconsin Tax-Free Fund who are subject to Wisconsin income tax generally will not be subject to such tax on distributions from the Wisconsin Tax-Free Fund to the extent the distributions are of Wisconsin exempt interest income. Wisconsin exempt interest income generally includes interest from:


     1. public housing authority bonds issued by municipalities located in Wisconsin;

     2.   Wisconsin Housing Finance Authority bonds;

     3.   Wisconsin municipal redevelopment authority bonds;

     4.   Wisconsin higher education bonds;

     5. Wisconsin Housing and Economic Development Authority bonds issued on or after December 11,2003, if the bonds are issued to fund multifamily affordable housing projects or elderly housing projects;

     6. Wisconsin Housing and Economic Development Authority bonds issued before January 29, 1987, except business development revenue bonds, economic development revenue bonds, and Community Housing Alternatives Program housing revenue bonds;

     7. certain Wisconsin Housing and Economic Development Authority bonds used to fund an economic development loan to finance construction, renovation, or development of property that would be exempt from property taxes as a professional sports or entertainment home stadium;

     8. public housing agency bonds issued before January 29, 1987, by agencies located outside Wisconsin where the interest therefrom qualifies for exemption from federal taxation for a reason other than or in addition to section 103 of the Internal Revenue Code;

     9.   local exposition district bonds;

     10.   local professional baseball park district bonds;

     11. bonds issued by the Government of Puerto Rico, Guam, the Virgin Islands or, for bonds issued after October 16, 2004, the Government of American Samoa;

     12.   local cultural arts district bonds;

     13.   local professional football stadium district bonds;

     14. certain District of Columbia general obligation bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income for a reason other than or in addition to section 103 of the Internal Revenue Code;

     15. certain Virgin Islands Housing Authority bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income for a reason other than or in addition to section 103 of the Internal Revenue Code;

     16.   certain United States obligations;

     17. other obligations the interest on which federal law prohibits the states from taxing;

     18. certain stripped general obligation bond certificates attributable to certain District of Columbia general obligation bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income taxation under Section 1286 of the Internal Revenue Code and D.C. Code Ann. 47-332; and

     19. certain Wisconsin Housing and Economic Development Authority bonds issued to fund a loan under former section 234.935 of the Wisconsin statutes.

     Other distributions from the Wisconsin Tax-Free Fund generally will be subject to Wisconsin income tax.

     This section is not intended to be a complete discussion of the state and local tax consequences of investing in the Wisconsin Tax-Free Fund. Shareholders of the Wisconsin Tax-Free Fund should consult their own tax advisers about the state and local tax consequences of their investment in the Wisconsin Tax-Free Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds of the Trusts.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS


I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bonds and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C.to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSRO's") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and making any changes that they deem appropriate.


                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of March 10, 2008, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                       5% OWNERSHIP AS OF MARCH 10, 2008

     The table does not contain information on Class A shares of the Wisconsin Tax-Free Fund; Class C shares of the Ultra Short-Term Municipal Income Fund and the Colorado Tax-Free Fund; Administrator Class and Institutional Class shares of the Intermediate Tax-Free Fund; and Institutional Class shares of the Municipal Bond Fund and Short-Term Municipal Bond Fund because these classes of shares did not commence operations until March 31, 2008. The table does not contain information on the Class A shares of the Short-Term Municipal Bond Fund because this class of shares is not expected to commence operations until after the closing of the proposed reorganization.



FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
CALIFORNIA LIMITED-TERM TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                    29.10%
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    WELLS FARGO BROKERAGE SERVICES, LLC             9.24%
                            FBO
                            NORTHSTAR BUILDING EAST - 9TH FLOOR
                            608 SECOND AVENUE, SOUTH
                            MINNEAPOLIS MN 55402-1916
                            MLPF&S FOR THE SOLE BENEFIT                     8.18%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                     7.50%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            PFPC BROKERAGE SERVICES                         6.77%
                            FBO WELLS FARGO
                            ATTN: ROBERT BERTUCCI
                            420 MONTGOMERY ST 5TH FL
                            MAC A0101-058
                            SAN FRANCISCO CA 94104-1207
 Class C                    MLPF&S FOR THE SOLE BENEFIT                    11.65%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            CHARLES SCHWAB & CO INC                         8.44%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                     7.92%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA, FBO                       70.56%
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA, FBO                     5.72%
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
CALIFORNIA TAX-FREE
 Class A                    NONE                                        NONE
 Class B                    NONE                                        NONE
 Class C                    MLPF&S FOR THE SOLE BENEFIT                  6.10%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA, FBO                    62.86%
                            WELLS FARGO CA TAX-FREE BD FD CL I
                            ATTN: MUTUAL FUND OPERATIONS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    10.22%
                            WELLS FARGO CA TAX-FREE BD FD CL I
                            ATTN: MUTUAL FUND OPERATIONS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
COLORADO TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                 35.90%
                            COLORADO TAX FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                      9.80%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT               7.67%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                  6.38%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                  5.62%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA, FBO                    78.77%
                            COLORADO TAX FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND            NAME AND ADDRESS                          PERCENTAGE
----------      -----------------------------------      -----------
                WELLS FARGO INVESTMENT LLC                   8.34%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
INTERMEDIATE TAX-FREE
 Fund Level     CHARLES SCHWAB & CO INC/2/                  62.50%
                SPECIAL CUSTODY ACCOUNT
                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
 Class A        CHARLES SCHWAB & CO INC                     36.31%
                SPECIAL CUSTODY ACCOUNT
                FBO CUSTOMERS
                ATTN: MUTUAL FUNDS
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4151
                WELLS FARGO INVESTMENTS LLC                 13.53%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                UBS FINANCIAL SERVICES INC FBO               6.68%
                LEROY E QUIGLEY
                PREFERRED ACCT
                700 ROCKMEAD DR SUITE 216
                KINGWOOD TX 77339-5018
                WELLS FARGO INVESTMENTS LLC                  6.61%
                625 MARQUETTE AVE S 13TH FLOOR
                MINNEAPOLIS MN 55402-2308
                FIRST CLARING LLC                            5.77%
                JOHN T GILL & RUTH P GILL
                5309 W 105TH ST
                OAK LAWN IL 60453-4629
 Class C        FIRST CLARING LLC                           23.67%
                RICHARD LIPSKY MD
                59 MILL ROAD EXT
                WOODCLIFF LK NJ 07677-8122
                UBS FINANCIAL SERVICES INC. FBO             13.95%
                ARCY HOLDING CORP
                ATTN: CHARLES J MAURER
                PO BOX 112379
                CLEVELAND OH 44111-8379
                AMERICAN ENTERPRISE INVESTMENT              10.22%
                SERVICES FBO
                PO BOX 9446
                MINNEAPOLIS MN 55440-9446
                RAYMOND JAMES & ASSOC INC                    8.27%
                FBO FORREST F STANLEY TTEE
                U/A DTD AUG 30, 2000
                FORREST F STANLEY TRUST
                10875 SPERRY RD
                KIRTLAND OH 44094-5176

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
                       UBS FINANCIAL SERVICES INC. FBO              7.44%
                       SILVIA BALSLEW PAGE
                       SILVIA BALSLEW PAGE TRUSTEE
                       JUDSON MANOR APT 520
                       1890 EAST 107TH ST
                       CLEVELAND OH 44106-2235
                       WELLS FARGO INVESTMENT LLC                   6.29%
                       608 SECOND AVENUE SOUTH 8TH FL
                       MINNEAPOLIS MN 55402-1927
                       LPL FINANCIAL SERVICES                       6.07%
                       9785 TOWNE CENTRE DR
                       SAN DIEGO CA 92121-1968
                       ROBERT W BAIRD & CO INC                      5.60%
                       777 EAST WISCONSIN AVENUE
                       MILWAUKEE WI 53202-5300
                       UBS FINANCIAL SERVICES INC. FBO              5.58%
                       RUTH M MAURER TRUST
                       RUTH M MAURER TRUSTEE
                       UAD 12/22/97
                       PO BOX 112379
                       CLEVELAND OH 44111-8379
 Investor Class        CHARLES SCHWAB & CO INC                     64.82%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
MINNESOTA TAX-FREE
 Fund Level            WELLS FARGO BANK NA, FBO/1/                 33.40%
                       MINNESOTA TAX FREE I
                       ATTN: MUTUAL FUND OPS
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
 Class A               CHARLES SCHWAB & CO INC                      9.47%
                       SPECIAL CUSTODY ACCOUNT
                       EXCLUSIVELY FBO THE CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151
 Class B               AMERICAN ENTERPRISE INVESTMENT               5.54%
                       SERVICES FBO
                       PO BOX 9446
                       MINNEAPOLIS MN 55440-9446
 Class C               WELLS FARGO INVESTMENTS LLC                 14.43%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       WELLS FARGO INVESTMENTS LLC                  7.50%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
                       WELLS FARGO INVESTMENTS LLC                  6.25%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      ----------------------------------      -----------
                            AMERICAN ENTERPRISE INVESTMENT              6.21%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                 6.17%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
 Class Z                    JOHN E BJORGEN                             10.42%
                            5714 WOODSTOCK AVE
                            GOLDEN VALLEY MN 55422-5024
                            KENNETH D ALLEN &                           6.71%
                            SUSAN B ALLEN JTWROS
                            23040 STRATFORD PL
                            EXCELSIOR MN 55331-3261
                            WELLS FARGO INVESTMENTS LLC                 5.93%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC                 5.47%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
 Administrator Class        WELLS FARGO BANK NA, FBO                   49.37%
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                   26.23%
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    8.98%
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
MUNICIPAL BOND
 Class A                    NONE                                       NONE
 Class B                    NONE                                       NONE
 Class C                    PERSHING LLC                               18.46%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            MERRILL LYNCH PIERCE                       18.42%
                            FENNER & SMITH FOR
                            THE SOLE BENEFIT OF ITS CUSTOMERS
                            ATTN: FUND ADMIN (97BU4)
                            4800 DEERLAKE DR EAST 2ND FL
                            JACKSONVILLE FL 32246-6484
                            FIRST CLEARING LLC                          7.46%
                            DR. MILES E NUDDLEMAN &
                            PATRICIA ANN NUDDLEMAN
                            1825 STERLING PL
                            LIVERMORE CA 94550-6011

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
                            NFS LLC FEBO                                 6.96%
                            LEE FAMILY TRUST
                            WOON S LEE
                            DOGWOOD LN
                            ALPINE NJ 07620
                            PERSHING LLC                                 5.93%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
 Administrator Class        WELLS FARGO BANK NA FBO                      6.89%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                     18.00%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            PFPC INC                                     7.61%
                            FBO MORNINGSTAR MP CLIENTS
                            760 MOORE RD
                            KING OF PRUSSA PA 19406-1212
NATIONAL LIMITED-TERM TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                 74.90%
                            LIMITED TERM TAX FREE I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                     26.70%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                  9.20%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC                  7.38%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            PERSHING LLC                                 6.79%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
                            ROBERT W BAIRD & CO INC                      6.33%
                            777 EAST WISCONSIN AVENUE
                            MILWAUKEE WI 53202-5300
 Class B                    WELLS FARGO INVESTMENTS LLC                 60.79%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927

FUND                        NAME AND ADDRESS                        PERCENTAGE
----------------------      ---------------------------------      -----------
                            NFS LLC FEBO                               28.05%
                            WILLIAM T CARCABA
                            JEAN H CARCABA
                            PO BOX 1
                            ST AUGUSTINE FL 32085-0001
                            WELLS FARGO INVESTMENTS LLC                 7.76%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Class C                    WELLS FARGO INVESTMENTS LLC                41.47%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT             21.08%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            MLPF&S FOR THE SOLE BENEFIT                14.11%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                13.50%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA, FBO                   78.91%
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    9.23%
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                    5.95%
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
NATIONAL TAX-FREE
 Fund Level                 WELLS FARGO BANK NA, FBO/1/                45.10%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    NONE                                      NONE
 Class B                    AMERICAN ENTERPRISE INVESTMENT              8.51%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
 Class C                    MLPF&S FOR THE SOLE BENEFIT                  16.33%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            WELLS FARGO INVESTMENTS LLC                   5.86%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            AMERICAN ENTERPRISE INVESTMENT                5.17%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA, FBO                     76.07%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                     12.38%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA, FBO                      6.70%
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
SHORT-TERM MUNICIPAL BOND
 Fund Level                 CHARLES SCHWAB & CO INC/2/                   25.20%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class C                    MERRILL LYNCH PIERCE FENNER &                39.74%
                            SMITH INC
                            MERRILL LYNCH FIN DATA SERVICES
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            AMERICAN ENTERPRISE INVESTMENT               15.54%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            RAYMOND JAMES & ASSOC INC                     7.31%
                            FBO THE PRINCETON CORPORATION
                            600 PRINCETON PKWY
                            KENTLAND IN 47951-8614
 Investor Class             CHARLES SCHWAB & CO INC                      25.40%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
ULTRA SHORT-TERM MUNICIPAL INCOME
 Advisor Class              CHARLES SCHWAB & CO INC                        53.72%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                     9.97%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            PRUDENTIAL INVESTMENT MGMNT SERVICE             5.70%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            MAIL STOP 5-11-20
                            100 MULBERRY STREET
                            NEWARD NJ 07102-4056
                            WELLS FARGO INVESTMENTS LLC                     5.67%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
 Institutional Class        NATIONAL FINANCIAL SERVICES CORP               56.90%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN: MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            CHARLES SCHWAB & CO INC                        20.11%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            ROBERT W GOMULKIEWICZ &                         7.08%
                            ANDREA J LAIRSON JTWROS
                            20429 NE 66TH CT
                            REDMOND WA 98053-7819
 Investor Class             CHARLES SCHWAB & CO INC                         5.83%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
WISCONSIN TAX-FREE
 Class C                    AMERICAN ENTERPRISE INVESTMENT                 50.00%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            NFS LLC FEBO                                    8.27%
                            DANIEL R JANSSEN
                            CHARLES M JANSSEN
                            610 WINDMILL DR
                            KIMBERLY WI 54136-2136

FUND                   NAME AND ADDRESS                          PERCENTAGE
-----------------      -----------------------------------      -----------
                       WELLS FARGO INVESTMENTS LLC                  6.35%
                       625 MARQUETTE AVE S 13TH FLOOR
                       MINNEAPOLIS MN 55402-2308
 Investor Class        CHARLES SCHWAB & CO INC                     21.67%
                       SPECIAL CUSTODY ACCOUNT
                       FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4151


------
/1/   Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of
       Wells Fargo & Company.
/2/   Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of
       The Charles Schwab Corporation.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a class (or Fund), or is identified as the record owner of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund). A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION


     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended June 30, 2007 and the unaudited financial statements for the semi-annual period ended December 31, 2007, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports, respectively.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.


     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.


     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 83, filed April 11, 2005.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)       (1)      -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (2)      -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (3)      -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                        November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                        No. 93, filed June 26, 2006.

           (4)      -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 111, filed June
                        29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

           (5)      -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

           (6)      -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                        Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                        87, filed November 1, 2005.

           (7)      -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                        Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                        119, filed March 1, 2008.

           (8)      -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

           (9)      -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A and B, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

                     Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
        (10)     -   88, filed December 1, 2005.

        (11)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (12)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

        (13)     -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                     Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                     88, filed December 1, 2005.

        (14)     -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

        (15)     -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                     119, filed March 1, 2008.

        (16)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

        (17)     -   Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to
                     Post-Effective Amendment No. 122.

(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

(f)              -   Not Applicable.

(g)      (1)     -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

         (2)     -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                     Post-Effective Amendment No. 93, filed June 26, 2006. Exhibit A incorporated by reference to Post-Effective Amendment No. 118, filed February 1, 2008.

         (3)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No.
                     100, filed October 2, 2006. Schedule 1, incorporated by reference to Post-Effective
                     Amendment No. 118, filed February 1, 2008. Schedule 2 incorporated by reference to
                     Post-Effective Amendment No. 113, filed October 1, 2007.

(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A and
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                     1, 2008.

         (2)     -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                     Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                     11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Exhibit A, incorporated by reference to Post-Effective
                     Amendment No. 119, filed March 1, 2008.

                    Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                    Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
        (3)     -   1, 2008.

        (4)     -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                    16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
                    Amendment No. 119, filed March 1, 2008.

        (5)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(i)     (1)     -   Legal Opinion, filed herewith.

        (2)     -   Not Applicable.

(j)     (A)     -   Consent of Independent Auditors, filed herewith.

(j)     (B)     -   Consent of Independent Auditors, filed herewith.

(j)     (C)     -   Consent of Independent Auditors, filed herewith.

(j)     (D)     -   Consent of Independent Auditors, filed herewith.

(j)     (E)     -   Consent of Independent Auditors, filed herewith.

(j)     (F)     -   Consent of Independent Auditors, filed herewith.

(j)     (1)     -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (2)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (3)     -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (4)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (5)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (6)     -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (7)     -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

        (8)     -   Power of Attorney, Stephen Leonhardt, incorporated by reference to Post-Effective
                    Amendment No. 112, filed July 31, 2007.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                    No. 119, filed March 1, 2008.

(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 111, filed
                    June 29, 2007; Appendix A, incorporated by reference to Post-Effective Amendment No.
                    119, filed March 1, 2008.

(o)             -   Not Applicable.

(p)     (1)     -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

            Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
            Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 111, filed
(2)     -   June 29, 2007.

 (3)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 111, filed June 29,
            2007.

 (4)    -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 87, filed November 1, 2005.

 (5)    -   Peregrine Capital Management, Inc. Code of Ethics incorporated by reference to Post-
            Effective Amendment No. 118, filed February 1, 2008.

 (6)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

 (7)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 111, filed June 29, 2007.

 (8)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 111, filed June 29, 2007.

 (9)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 113, filed October 1, 2007.

(10)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(11)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(12)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.

(13)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 113, filed October 1, 2007.

(14)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.

(15)    -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 111, filed June 29, 2007.

(16)        Phocas Financial Corporation Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 122.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary, .

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                  (2)                             (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH      POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                         FUND
------------------------------------ ----------------------------------- ---------------------------
Karla M. Rabusch                     Chairman of the Board               President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary   None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director                            None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                       Financial Operations Officer        None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Samuel H. Hom                        Interim Chief Compliance Officer    None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Steven R. Schneider                  Compliance Officer and              Anti-Money Laundering
Wells Fargo Funds Distributor, LLC   Anti-Money Laundering Officer       Compliance Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

Randy Henze                          Director                            None

Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 100 Crescent Court, Suite 1150, Dallas, TX 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, Teaneck, NJ 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

     (s) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 94501.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                  ----------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 28th day of April, 2008.

                                WELLS FARGO FUNDS TRUST

                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ --------
                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Olivia S. Mitchell

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                      4/28/08
---------------------------------   (Principal Financial Officer)
Stephen Leonhardt

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        April 28, 2008

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
-------------- --------------------------------
EX-99.(j)(1)   Legal Opinion
EX-99.(j)(A)   Consent of Independent Auditors
EX-99.(j)(B)   Consent of Independent Auditors
EX-99.(j)(C)   Consent of Independent Auditors
EX-99.(j)(D)   Consent of Independent Auditors
EX-99.(j)(E)   Consent of Independent Auditors
EX-99.(j)(F)   Consent of Independent Auditors